UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip code)

Scott R. Plummer—5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

Annual Report

Columbia

Mid Cap Growth Opportunity Fund

Annual Report for the Period Ended November 30, 2011

Columbia Mid Cap Growth Opportunity Fund seeks to provide shareholders with growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	26

Statement of Operations	28

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	60

Federal Income Tax Information	62

Board Members and Officers	63

Proxy Voting	70

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Mid Cap Growth Opportunity Fund (the Fund) Class A shares declined 6.30% (excluding sales charge) for the 12 months ended November 30, 2011.

>	The Fund underperformed its benchmark, the Russell Midcap Growth Index, which rose 6.07% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended November 30, 2011)

	1 year	3 years	5 years	10 years
Columbia Mid Cap Growth Opportunity Fund Class A (excluding sales charge)	-6.30%	+23.52%	+2.21%	+4.15%
Russell Midcap Growth Index (unmanaged)	+6.07%	+24.16%	+2.56%	+5.84%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at November 30, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 6/4/57)	-6.30%	+23.52%	+2.21%	+4.15%	N/A
Class B (inception 3/20/95)	-6.96%	+22.58%	+1.42%	+3.35%	N/A
Class C (inception 6/26/00)	-6.95%	+22.63%	+1.45%	+3.36%	N/A
Class I (inception 3/4/04)	-5.87%	+24.11%	+2.69%	N/A	+3.90%
Class R (inception 3/15/10)	-6.51%	N/A	N/A	N/A	+0.33%
Class R3 (inception 3/15/10)	-6.31%	N/A	N/A	N/A	+0.51%
Class R4 (inception 3/20/95)	-6.10%	+23.75%	+2.42%	+4.34%	N/A
Class Z (inception 9/27/10)	-6.05%	N/A	N/A	N/A	+0.70%

With sales charge
Class A (inception 6/4/57)	-11.67%	+21.11%	+1.01%	+3.53%	N/A
Class B (inception 3/20/95)	-11.59%	+21.91%	+1.19%	+3.35%	N/A
Class C (inception 6/26/00)	-7.87%	+22.63%	+1.45%	+3.36%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Manager Commentary

Effective August 1, 2011, George Myers, Wayne Collette, Larry Lin and Brian Neigut assumed portfolio management responsibility for Columbia Mid Cap Growth Opportunity Fund.

Dear Shareholder,

Columbia Mid Cap Growth Opportunity Fund (the Fund) Class A shares declined 6.30% (excluding sales charge) for the 12 months ended November 30, 2011. The Fund underperformed its benchmark, the Russell Midcap® Growth Index (Russell Index), which rose 6.07% for the same period.

Significant performance factors

U.S. mid-cap equities underperformed U.S. large-cap equities but outperformed U.S. small-cap equities during the annual period, as measured by the Russell Midcap Index, the Russell 1000 Index and the Russell 2000 Index, respectively. Within the U.S. mid-cap equity universe, growth-oriented equities outperformed value-oriented equities during the same period, as measured by the Russell Index and the Russell Midcap Value Index, respectively. Within the Fund’s benchmark Russell Index, eight of the 10 sectors posted positive absolute returns, led by the utilities, consumer staples and consumer discretionary sectors. Only the telecommunication services and information technology sectors generated negative returns during the annual period.

PORTFOLIO BREAKDOWN(1) (at November 30, 2011)
Consumer Discretionary	19.6%
Consumer Staples	6.0
Energy	12.8
Financials	6.9
Health Care	13.9
Industrials	13.5
Information Technology	19.5
Materials	4.5
Telecommunication Services	0.7
Utilities	1.0
Other(2)	1.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

For U.S. equities broadly and U.S. mid-cap growth equities in particular, the annual period ended November 30, 2011 was marked by significant volatility. Stocks were given a boost in December 2010 when investors were handed an unexpected stimulus in the form of extended and new tax breaks. The U.S. stock market then continued to reward investors with solid returns in the early months of 2011 despite political unrest and turmoil in the Middle East and North Africa and a series of natural and nuclear disasters in Japan. Supporting gains was the fact that the U.S. labor market reported its first sizable back-to-back monthly gains since the economy began to recover two years earlier. In the late spring of 2011, the robust equity rally began to dissipate as the U.S. and Europe scrambled to prop up debtor nations, notably Greece. Also weighing on investor sentiment was the slowing pace of U.S. economic growth. Declining sales activity, tighter mortgage standards and weak prices continued to hold back a recovery in the housing market. On the employment front, the May new jobs report was disappointing, and the unemployment rate rose. Manufacturing activity slowed from fast to moderate as supply disruptions and adverse weather conditions in the Midwest, where much of U.S. manufacturing activity is based, took their toll. Rising energy prices also dampened demand. In Washington D.C., Congress wrangled over the U.S. debt ceiling, as a summer deadline loomed.

TOP TEN HOLDINGS(1) (at November 30, 2011)
Continental Resources, Inc.	1.8%
Electronic Arts, Inc.	1.7
CF Industries Holdings, Inc.	1.6
Concho Resources, Inc.	1.5
Herbalife Ltd.	1.5
Panera Bread Co., Class A	1.5
Cameron International Corp.	1.4
Alexion Pharmaceuticals, Inc.	1.4
Joy Global, Inc.	1.3
Watson Pharmaceuticals, Inc.	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

The third calendar quarter marked the most volatile quarter for U.S. stocks since early 2009, and U.S. equity indices across the board experienced double-digit retreats. Even gold, which is often looked to as a safe haven in times of turmoil, sold off as investors sought the relative safety of cash and U.S. Treasury securities. Economic momentum slowed further during these months, raising the odds in the eyes of many of recession and making the U.S. economy more susceptible to financial shocks. A weak housing market also continued to weigh on consumers. Consumer confidence was shaken most perhaps when Standard & Poor’s downgraded the U.S. credit rating one notch in August in a historic move. On the manufacturing side of the economy, activity lost further momentum, both in the U.S. and around the globe. At its September meeting, the Federal Reserve Board (the Fed) announced “Operation Twist,” a plan to purchase longer-term Treasury securities and mortgage-backed securities and sell shorter-term Treasury securities. The Fed’s intent in taking this unconventional step was to lower long-term interest rates and, in turn, to provide a catalyst for spending and investment in the U.S. economy. However, many equity investors appeared to believe that monetary policy alone may not be enough to resuscitate growth in the then-current economic environment. Against this backdrop of bad news and rising uncertainty, the U.S. equity market experienced its worst quarter in two years. U.S. equities rallied back strongly in October on hopes of a plan for Europe’s sovereign debt crisis and better prospects for the global economy before falling back again, albeit modestly, in November.

Amidst these volatile conditions, the Fund underperformed the Russell Index due primarily to stock selection, particularly in the industrials,

We intend to continue to seek to invest in what we consider to be those scarce growth companies that have products or services in demand in the marketplace and that we believe can consistently grow regardless of the direction or pace of the economy.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

materials, consumer discretionary and consumer staples sectors. Only partially offsetting these detractors was effective stock selection in the energy and telecommunication services sectors.

Sector allocation decisions also detracted from the Fund’s results during the annual period. Having a significant allocation to the information technology sector, which generated negative returns during the annual period, hurt. To a more modest degree, having lesser exposure than the Russell Index to the consumer discretionary and consumer staples sectors, each of which outpaced the Russell Index during the annual period, also hampered results. Having an average weighting of approximately 3.4% of the Fund’s total net assets in cash further pressured results. Partially mitigating the impact of these detractors was the positive effect of having lesser allocations than the Russell Index to the telecommunication services and financials sectors, each of which lagged the Russell Index during the annual period.

From an individual security perspective, many of the Fund’s top contributors were attributable to effective timing of trades. Upon assuming portfolio management responsibility for the Fund on August 1, we immediately sold several Fund positions, locking in gains just prior to the broad equity market downturn that began its dramatic decline in mid-August. Among these top contributors were several information technology stocks, including Alcatel-Lucent, Mellanox Technologies and Ciena.

Alcatel-Lucent provides products, solutions and transformation services that enable service providers, enterprises, governments and strategic industries to deliver voice, data and video communication services to end users worldwide. The stock rallied during the first half of 2011, and we sold it before concerns regarding its pension deficit and the fact that it had failed to generate a profit during the period caused it to be downgraded by many research firms and credit rating agencies, which in turn drove its stock price down.

Mellanox Technologies is a semiconductor manufacturer. Its stock rallied through the end of July on strong earnings and raised guidance. Prudently, we sold the Fund’s position in this stock as part of the portfolio management transition and before information technology stocks, like the broad equity market, declined in August.

Ciena is a provider of communications networking equipment, software and services that support the transport, switching, aggregation and management

8	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

of voice, video and data traffic. We sold the Fund’s position in this stock as part of the transition to new portfolio management and ahead of Ciena management’s downward earnings guidance.

Another positive contributor to the Fund’s results relative to the Russell Index during the annual period was First Solar, which manufactures and sells solar modules with an advanced thin-film semiconductor technology. We sold the Fund’s position in First Solar at a gain before the company missed several earnings estimates and finished the annual period down more than 60%.

In the consumer discretionary sector, a top contributor to the Fund’s results was casual bakery-café chain Panera Bread. During the annual period, shares of Panera Bread rose, advancing on growing earnings and expansion of the number of its cafés at a rather steady pace.

Among the Fund’s biggest individual detractors during the annual period was Delta Air Lines. Its share price decline was primarily attributable to the first calendar quarter when storms forced the airline to cancel many flights and higher fuel prices resulting from the political unrest in the Middle East and North Africa pressured its margins.

Positions in two marine transportation companies also detracted significantly from the Fund’s relative results during the annual period—DryShips and Crude Carriers. DryShips is engaged in ocean transportation services of drybulk cargoes and crude oil worldwide through the ownership and operation of drybulk carrier vessels and oil tankers as well as in offshore drilling services through the ownership and operation of ultra-deepwater drilling units. Crude Carriers operates a fleet of crude tankers that primarily transport crude oil and fuel oil along worldwide shipping routes. In each case, the slowing pace of the economy resulted in deteriorating factors for the shipping industry.

American Superconductor, a provider of megawatt-scale solutions for wind power, was a major disappointment for the Fund. Its shares declined when the company became embroiled in a class action lawsuit alleging federal securities violations.

A position in Internet infrastructure semiconductor solutions provider PMC-Sierra was another notable detractor from Fund results. Shares of PMC-Sierra declined on the company’s failure to meet earnings estimates throughout the annual period.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

Changes to the Fund’s portfolio

As mentioned earlier, we sold several positions upon assuming portfolio management responsibility for the Fund on August 1, 2011. In turn, we made several purchases and increased other positions such that the Fund’s top ten holdings completely changed from the start to the end of August. Also, our team’s strategy differs somewhat from that of the prior team’s. Our strategy generally is to maintain sector weightings that are within a range of those of the Russell Index. We are not sector rotators and do not attempt to time the market based on economic cycles. Rather, we seek to invest in what we consider to be those scarce growth companies that have products or services in demand in the marketplace and that we believe can consistently grow regardless of the direction or pace of the economy. Thus, typically, modest overweightings or underweightings on a sector basis are more a reflection of the bottom-up analysis of individual stocks in those sectors rather than any top-down decision we are making on one sector versus another. The prior portfolio management team did not utilize the same constraints on sector weightings. As a result, when we assumed portfolio management responsibility for the Fund, we increased the Fund’s exposure to the consumer discretionary and energy sectors and decreased its allocations to the information technology and materials sectors, in each case to be more in line with its benchmark, the Russell Index.

At the end of the annual period, the Fund maintained modestly overweighted positions than the Russell Index in the consumer discretionary, energy, financials, utilities and health care sectors and modestly underweighted allocations relative to the Russell Index in the materials, consumer staples, telecommunication services, information technology and industrials sectors.

Our future strategy

Following two years of strong performance in the U.S. equity market, a correction like that which we experienced during the third calendar quarter of 2011 was not totally unexpected. Still, going forward, we believe equities have the potential to continue to outperform other asset classes in 2012. While unemployment continues to be high, we believe that evidence appeared to be building toward the end of the annual period that the housing sector had bottomed and may actually start to show minor improvement. Corporate profits in general have been better than expected, even if the rate of change was beginning to slow from the rapid rise off the economy’s recession

10	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

bottom. Further, given low interest rates, strong balance sheets and weak economic growth, we believe we may well see ongoing merger and acquisition activity in the months ahead, as it remains cheaper to buy than to build. This merger and acquisition activity may particularly benefit mid-cap growth companies, as many larger companies remain flush with cash, which is yielding near-zero rates. Many larger companies may well be seeking to buy growth by acquiring smaller companies in related fields.

Volatility is likely to continue to be a force in the U.S. equity market for some time. Nevertheless, we intend to continue to seek to invest in what we consider to be those scarce growth companies that have products or services in demand in the marketplace and that we believe can consistently grow regardless of the direction or pace of the economy.

George Myers Portfolio Manager	Wayne Collette Portfolio Manager

Larry Lin Portfolio Manager	Brian Neigut Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Mid Cap Growth Opportunity Fund Class A shares (from 12/1/01 to 11/30/11) as compared to the performance of the Russell Midcap Growth Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at November 30, 2011
	1 year	3 years	5 years	10 years
Columbia Mid Cap Growth Opportunity Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,833	$17,762	$10,514	$14,152
Average annual total return	-11.67%	+21.11%	+1.01%	+3.53%
Russell Midcap Growth Index(1)
Cumulative value of $10,000	$10,607	$19,139	$11,349	$17,641
Average annual total return	+6.07%	+24.16%	+2.56%	+5.84%

Results for other classes can be found on page 3.

12	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

(1)

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

June 1, 2011 — November 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	806.60	1,018.50	5.93	6.63	1.31
Class B	1,000.00	1,000.00	803.40	1,014.74	9.31	10.40	2.06
Class C	1,000.00	1,000.00	803.60	1,014.74	9.31	10.40	2.06
Class I	1,000.00	1,000.00	808.30	1,020.81	3.85	4.31	0.85
Class R	1,000.00	1,000.00	805.90	1,017.25	7.06	7.89	1.56
Class R3	1,000.00	1,000.00	806.40	1,018.10	6.29	7.03	1.39
Class R4	1,000.00	1,000.00	807.30	1,019.30	5.21	5.82	1.15
Class Z	1,000.00	1,000.00	807.40	1,019.75	4.80	5.37	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Mid Cap Growth Opportunity Fund

November 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.7%

CONSUMER DISCRETIONARY 19.7%
Auto Components 2.3%
BorgWarner, Inc.(a)(b)	56,249	$3,707,935
Gentex Corp.(b)	219,404	6,468,031
Lear Corp.	170,577	7,152,295

Total		17,328,261
Diversified Consumer Services 0.5%
New Oriental Education & Technology Group, ADR	150,188	3,790,745
Hotels, Restaurants & Leisure 3.8%
Chipotle Mexican Grill, Inc.(a)(b)	13,817	4,442,673
Marriott International, Inc., Class A	1	31
Panera Bread Co., Class A(a)(b)	77,682	11,138,045
Starwood Hotels & Resorts Worldwide, Inc.(b)	153,556	7,321,550
Wynn Resorts Ltd.(b)	44,740	5,393,854

Total		28,296,153
Household Durables 0.9%
Tempur-Pedic International, Inc.(a)(b)	126,667	6,917,285
Internet & Catalog Retail 0.5%
priceline.com, Inc.(a)(b)	7,472	3,630,570
Leisure Equipment & Products 0.6%
Polaris Industries, Inc.(b)	72,706	4,369,631
Media 2.0%
CBS Corp., Class B Non Voting	197,055	5,131,312
Discovery Communications, Inc., Class A(a)(b)	127,895	5,369,032
DISH Network Corp., Class A(a)	166,266	4,085,156

Total		14,585,500
Multiline Retail 0.9%
Nordstrom, Inc.(b)	154,365	6,989,647
Specialty Retail 5.9%
Abercrombie & Fitch Co., Class A(b)	68,230	3,268,899
AutoZone, Inc.	10,793	3,544,205
Bed Bath & Beyond, Inc.(a)	117,063	7,083,482

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Specialty Retail (cont.)
Dick’s Sporting Goods, Inc.(a)	110,429	$4,340,964
Limited Brands, Inc.(b)	205,194	8,685,862
O’Reilly Automotive, Inc.	75,885	5,861,358
TJX Companies, Inc.	99,453	6,136,250
Ulta Salon Cosmetics & Fragrance, Inc.(a)	67,957	4,731,846

Total		43,652,866
Textiles, Apparel & Luxury Goods 2.3%
Deckers Outdoor Corp.(a)(b)	72,154	7,860,818
Fossil, Inc.(a)	50,046	4,483,621
Warnaco Group, Inc. (The)(a)	92,608	4,694,299

Total		17,038,738
TOTAL CONSUMER DISCRETIONARY		146,599,396
CONSUMER STAPLES 6.1%
Beverages 1.1%
Coca-Cola Enterprises, Inc.	136,630	3,568,776
Hansen Natural Corp.	50,148	4,623,645

Total		8,192,421
Food & Staples Retailing 0.6%
Whole Foods Market, Inc.	66,587	4,534,575
Food Products 2.1%
Green Mountain Coffee Roasters, Inc.(a)(b)	72,954	3,824,978
HJ Heinz Co.(b)	86,057	4,530,901
Mead Johnson Nutrition Co.	96,423	7,266,437

Total		15,622,316
Personal Products 2.3%
Estee Lauder Companies, Inc. (The), Class A	46,524	5,488,902
Herbalife Ltd.(c)	201,968	11,168,830

Total		16,657,732
TOTAL CONSUMER STAPLES		45,007,044
ENERGY 12.8%
Energy Equipment & Services 4.9%
Cameron International Corp.(a)(b)	196,400	10,603,636
Complete Production Services, Inc.(a)	117,297	4,090,146

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

ENERGY (cont.)
Energy Equipment & Services (cont.)
Ensco PLC, ADR(c)	77,474	$4,026,324
Oil States International, Inc.(a)	77,386	5,823,297
Patterson-UTI Energy, Inc.	195,907	4,117,965
Tidewater, Inc.(b)	77,533	3,907,663
Weatherford International Ltd.(a)(c)	245,074	3,715,322

Total		36,284,353
Oil, Gas & Consumable Fuels 7.9%
Alpha Natural Resources, Inc.(a)(b)	192,344	4,616,256
Concho Resources, Inc.(a)	110,412	11,220,067
Consol Energy, Inc.	87,834	3,657,408
Continental Resources, Inc.(a)(b)	185,125	13,067,974
Denbury Resources, Inc.(a)(b)	301,484	5,095,080
HollyFrontier Corp.	126,705	2,945,891
Peabody Energy Corp.(b)	133,065	5,220,140
Range Resources Corp.(b)	66,147	4,743,401
Southwestern Energy Co.(a)	109,562	4,168,834
World Fuel Services Corp.(b)	105,508	4,523,128

Total		59,258,179
TOTAL ENERGY		95,542,532
FINANCIALS 6.9%
Capital Markets 1.2%
Affiliated Managers Group, Inc.(a)	93,903	8,880,407
Commercial Banks 0.6%
Signature Bank	73,019	4,266,500
Consumer Finance 0.5%
Discover Financial Services(b)	156,454	3,726,734
Diversified Financial Services 1.5%
IntercontinentalExchange, Inc.(a)	39,621	4,822,668
Moody’s Corp.(b)	179,238	6,221,351

Total		11,044,019
Real Estate Investment Trusts (REITs) 1.7%
Digital Realty Trust, Inc.(b)	56,559	3,591,497
Home Properties, Inc.(b)	66,388	3,649,348
Plum Creek Timber Co., Inc.(b)	152,685	5,624,915

Total		12,865,760
Real Estate Management & Development 0.9%
CBRE Group, Inc.	167,412	2,814,196
Jones Lang LaSalle, Inc.	65,612	4,226,725

Total		7,040,921

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Thrifts & Mortgage Finance 0.5%
BankUnited, Inc.	179,050	$3,883,595
TOTAL FINANCIALS		51,707,936
HEALTH CARE 13.9%
Biotechnology 1.7%
Alexion Pharmaceuticals, Inc.(a)	145,434	9,985,498
Dendreon Corp.(a)	332,429	2,872,187

Total		12,857,685
Health Care Equipment & Supplies 2.6%
Edwards Lifesciences Corp.(a)	92,204	6,088,230
Intuitive Surgical, Inc.(a)	9,593	4,165,376
Varian Medical Systems, Inc.(a)	142,729	8,882,026

Total		19,135,632
Health Care Providers & Services 5.7%
AmerisourceBergen Corp.(b)	187,602	6,969,414
Brookdale Senior Living, Inc.(a)(b)	282,775	4,397,151
CIGNA Corp.	126,461	5,593,370
DaVita, Inc.(a)	89,330	6,805,160
Express Scripts, Inc.(a)(b)	140,406	6,409,534
Laboratory Corp. of America Holdings(a)	100,876	8,647,091
Medco Health Solutions, Inc.	66,161	3,749,344

Total		42,571,064
Health Care Technology 0.5%
Cerner Corp.(a)(b)	60,828	3,709,291
Life Sciences Tools & Services 2.2%
Agilent Technologies, Inc.(a)	113,148	4,243,050
Covance, Inc.	115,591	5,306,783
ICON PLC, ADR(a)(b)(c)	177,537	3,019,904
Waters Corp.	47,535	3,802,800

Total		16,372,537
Pharmaceuticals 1.2%
Watson Pharmaceuticals, Inc.(a)	143,172	9,251,775
TOTAL HEALTH CARE		103,897,984
INDUSTRIALS 13.5%
Air Freight & Logistics 1.8%
Atlas Air Worldwide Holdings, Inc.(a)	112,670	4,760,307
CH Robinson Worldwide, Inc.(b)	70,029	4,797,687
Expeditors International of Washington, Inc.(b)	85,627	3,725,631

Total		13,283,625

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Airlines 0.5%
United Continental Holdings, Inc.(a)(b)	220,211	$3,957,192
Commercial Services & Supplies 1.0%
Stericycle, Inc.(a)(b)	92,577	7,500,589
Electrical Equipment 3.1%
AMETEK, Inc.	182,303	7,809,860
Regal-Beloit Corp.(b)	85,213	4,487,317
Rockwell Automation, Inc.	77,917	5,846,112
Sensata Technologies Holding NV(a)(b)(c)	148,899	4,653,094

Total		22,796,383
Machinery 4.1%
AGCO Corp.(a)	91,789	4,199,346
Cummins, Inc.	77,361	7,452,185
Joy Global, Inc.	108,189	9,875,492
Navistar International Corp.	132,734	4,941,687
Pall Corp.(b)	74,173	4,041,687

Total		30,510,397
Marine —%
Diana Containerships, Inc.(c)	1	5
Professional Services 0.8%
IHS, Inc., Class A(a)	64,473	5,698,124
Road & Rail 1.7%
JB Hunt Transport Services, Inc.	109,639	5,012,695
Kansas City Southern(a)	117,044	7,962,503

Total		12,975,198
Trading Companies & Distributors 0.5%
WW Grainger, Inc.(b)	21,530	4,023,957
TOTAL INDUSTRIALS		100,745,470
INFORMATION TECHNOLOGY 19.5%
Communications Equipment 0.9%
F5 Networks, Inc.(a)	57,390	6,486,792
Electronic Equipment, Instruments & Components 0.5%
Trimble Navigation Ltd.	89,698	3,864,190
Internet Software & Services 1.7%
Rackspace Hosting, Inc.(b)	99,416	4,312,666
SINA Corp.	63,920	4,223,833
WebMD Health Corp.(a)	114,099	4,132,666

Total		12,669,165
IT Services 3.6%
Alliance Data Systems Corp.(a)(b)	59,055	6,047,822
Cognizant Technology Solutions Corp., Class A(a)	58,231	3,921,858

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
IT Services (cont.)
Fiserv, Inc.	69,531	$4,009,157
Teradata Corp.(a)(b)	144,390	7,830,270
Western Union Co. (The)	290,570	5,067,541

Total		26,876,648
Semiconductors & Semiconductor Equipment 5.7%
Altera Corp.(b)	141,553	5,332,301
Analog Devices, Inc.	109,717	3,824,734
Avago Technologies Ltd.(c)	232,114	6,944,851
Lam Research Corp.	139,358	5,681,626
Linear Technology Corp.(b)	213,436	6,537,545
Microchip Technology, Inc.(b)	138,315	4,828,577
Novellus Systems, Inc.(a)(b)	127,007	4,396,982
ON Semiconductor Corp.	648,064	4,879,922

Total		42,426,538
Software 7.1%
Check Point Software Technologies Ltd.(b)	64,752	3,583,376
Citrix Systems, Inc.(a)	80,141	5,721,266
Electronic Arts, Inc.(a)	525,312	12,181,985
Intuit, Inc.	162,173	8,634,090
Red Hat, Inc.(a)	79,893	4,001,041
Rovi Corp.(a)	180,893	5,019,781
Salesforce.com, Inc.(a)(b)	31,859	3,772,743
Solera Holdings, Inc.	85,030	4,023,620
TIBCO Software, Inc.(a)	224,897	6,162,178

Total		53,100,080
TOTAL INFORMATION TECHNOLOGY		145,423,413
MATERIALS 4.5%
Chemicals 2.7%
Celanese Corp., Class A	97,818	4,547,559
CF Industries Holdings, Inc.	83,781	11,712,584
Solutia, Inc.(a)(b)	244,035	3,885,037

Total		20,145,180
Containers & Packaging 0.8%
Crown Holdings, Inc.(a)	182,190	5,886,559
Metals & Mining 1.0%
Agnico-Eagle Mines Ltd.(c)	80,989	3,634,786
Cliffs Natural Resources, Inc.	60,166	4,079,856

Total		7,714,642
TOTAL MATERIALS		33,746,381

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Crown Castle International Corp.(a)	128,910	$5,455,471
TOTAL TELECOMMUNICATION SERVICES		5,455,471
UTILITIES 1.1%
Electric Utilities 1.1%
ITC Holdings Corp.(b)	105,741	7,816,375
TOTAL UTILITIES		7,816,375
Total Common Stocks (Cost: $705,875,326)		$735,942,002

	Shares	Value
Money Market Funds 1.6%
Columbia Short-Term Cash Fund, 0.155%(d)(e)	12,215,931	$12,215,931
Total Money Market Funds (Cost: $12,215,931)		$12,215,931

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 22.8%
Asset-Backed Commercial Paper 6.1%
Alpine Securitization
12/14/11	0.210%	$4,998,978	$4,998,978
Amsterdam Funding Corp.
01/03/12	0.320%	4,998,489	4,998,489
Atlantis One
12/21/11	0.350%	4,995,625	4,995,625
Cancara Asset Securitisation LLC
12/19/11	0.270%	3,999,160	3,999,160
01/03/12	0.320%	3,998,756	3,998,756
Grampian Funding LLC
12/19/11	0.270%	3,999,160	3,999,160
12/21/11	0.280%	3,999,316	3,999,316
KELLS FUNDING, LLC
01/03/12	0.360%	4,998,200	4,998,200
Regency Markets No. 1 LLC
12/02/11	0.180%	4,999,825	4,999,825

Rheingold Securitization
12/07/11	0.570%	4,999,287	4,999,287

Total			45,986,796

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit 6.6%
ABM AMRO Bank N.V.
12/12/11	0.420%	$4,998,134	$4,998,134
Branch Banking & Trust Corporation
01/09/12	0.350%	10,000,000	10,000,000
Commerzbank AG
12/07/11	0.300%	4,999,709	4,999,709
DnB NOR ASA
03/01/12	0.450%	4,000,000	4,000,000
Landeskreditbank Baden-Wuerttemberg — Foerderbank
12/09/11	0.380%	3,000,000	3,000,000
National Bank of Canada
05/08/12	0.398%	4,000,000	4,000,000
Nordea Bank AB
12/09/11	0.310%	4,000,000	4,000,000
Rabobank
01/20/12	0.297%	5,000,000	5,000,000
Standard Chartered Bank PLC
12/29/11	0.550%	4,993,058	4,993,058
Svenska Handelsbanken
03/01/12	0.460%	4,000,000	4,000,000

Total			48,990,901
Commercial Paper 1.7%
HSBC Bank PLC
04/13/12	0.481%	2,992,680	2,992,680
Macquarie Bank Ltd.
04/20/12	0.803%	4,979,778	4,979,778
Skandinaviska Enskilda Banken AB
12/02/11	0.240%	999,800	999,800
Westpac Securities NZ Ltd.
04/20/12	0.531%	3,989,223	3,989,223

Total			12,961,481
Other Short-Term Obligations 0.7%
The Goldman Sachs Group, Inc.
02/16/12	0.650%	5,000,000	5,000,000
Repurchase Agreements 7.7%
Citigroup Global Markets, Inc. dated 11/30/11, matures 12/01/11, repurchase price $2,000,005(f)
	0.090%	2,000,000	2,000,000

Goldman Sachs & Co. dated 11/30/11, matures 12/01/11, repurchase price $5,000,108(f)
	0.130%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 11/30/11, matures 12/01/11, repurchase price $10,000,050(f)
	0.180%	$10,000,000	$10,000,000
Natixis Financial Products, Inc. dated 11/30/11, matures 12/01/11, repurchase price $16,000,040(f)
	0.090%	16,000,000	16,000,000
Pershing LLC dated 11/30/11, matures 12/01/11, repurchase price $10,000,050(f)
	0.180%	10,000,000	10,000,000
Royal Bank of Canada dated 11/30/11, matures 12/01/11, repurchase price $5,000,018(f)
	0.130%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Societe Generale dated 11/30/11, matures 12/01/11, repurchase price $9,314,857(f)
	0.140%	$9,314,821	$9,314,821

Total			57,314,821
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $170,253,999)			$170,253,999
Total Investments
(Cost: $888,345,256)			$918,411,932
Other Assets & Liabilities, Net			(172,269,208)
Net Assets			$746,142,724

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At November 30, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At November 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $37,163,116 or 4.98% of net assets.

(d)	The rate shown is the seven-day current annualized yield at November 30, 2011.

(e)	Investments in affiliates during the year ended November 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$61,887,651	$404,004,241	$(453,675,961)	$—	$12,215,931	$64,806	$12,215,931

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.090%)

Security Description	Value
Fannie Mae REMICS	$896,646
Freddie Mac REMICS	1,143,354
Total Market Value of Collateral Securities	$2,040,000

Goldman Sachs & Co. (0.130%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.180%)

Security Description	Value
Fannie Mae Grantor Trust	$31,942
Fannie Mae Pool	4,125,846
Fannie Mae Whole Loan	17,194
FHLMC Structured Pass Through Securities	107,811
Freddie Mac Gold Pool	454,121
Freddie Mac Non Gold Pool	351,419
Freddie Mac REMICS	640,301
Ginnie Mae I Pool	3,047,937
Government National Mortgage Association	1,423,429
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Interest Strip	$3,242,852
Fannie Mae REMICS	6,172,764
Freddie Mac REMICS	3,852,919
Freddie Mac Strips	286,803
United States Treasury Note/Bond	2,764,705
Total Market Value of Collateral Securities	$16,320,043

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$1,208,378
Fannie Mae REMICS	1,752,825
Fannie Mae Whole Loan	6,414
Fannie Mae-Aces	11,831
Freddie Mac Gold Pool	2,275,053
Freddie Mac Non Gold Pool	442,829
Freddie Mac Reference REMIC	53,613
Freddie Mac REMICS	1,648,353
Ginnie Mae I Pool	1,448,510
Ginnie Mae II Pool	576,691
Government National Mortgage Association	411,176
United States Treasury Note/Bond	364,328
Total Market Value of Collateral Securities	$10,200,001

Royal Bank of Canada (0.130%)

Security Description	Value
Fannie Mae Pool	$3,450,246
Freddie Mac Non Gold Pool	1,253,738
Ginnie Mae II Pool	396,016
Total Market Value of Collateral Securities	$5,100,000

Societe Generale (0.140%)

Security Description	Value
Fannie Mae Pool	$1,113,608
Freddie Mac Gold Pool	711,806
Government National Mortgage Association	7,675,703
Total Market Value of Collateral Securities	$9,501,117

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	•Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of November 30, 2011:

	Fair Value at November 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$146,599,396	$—	$—	$146,599,396
Consumer Staples	45,007,044	—	—	45,007,044
Energy	95,542,532	—	—	95,542,532
Financials	51,707,936	—	—	51,707,936
Health Care	103,897,984	—	—	103,897,984
Industrials	100,745,470	—	—	100,745,470
Information Technology	145,423,413	—	—	145,423,413
Materials	33,746,381	—	—	33,746,381
Telecommunication Services	5,455,471	—	—	5,455,471
Utilities	7,816,375	—	—	7,816,375
Total Equity Securities	735,942,002	—	—	735,942,002
Other
Money Market Funds	12,215,931	—	—	12,215,931
Investments of Cash Collateral Received for Securities on Loan	—	170,253,999	—	170,253,999
Total Other	12,215,931	170,253,999	—	182,469,930
Total	$748,157,933	$170,253,999	$—	$918,411,932

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	25

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $705,875,326)	$735,942,002
Affiliated issuers (identified cost $12,215,931)	12,215,931
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $112,939,178)	112,939,178
Repurchase agreements (identified cost $57,314,821)	57,314,821
Total investments (identified cost $888,345,256)	918,411,932
Receivable for:
Capital shares sold	66,273
Dividends	1,097,335
Interest	145,378
Reclaims	39,017
Expense reimbursement due from Investment Manager	1,988
Prepaid expense	18,809
Total assets	919,780,732
Liabilities
Disbursements in excess of cash	894
Due upon return of securities on loan	170,253,999
Payable for:
Investments purchased	1,426,033
Capital shares purchased	822,202
Investment management fees	14,579
Distribution fees	5,578
Transfer agent fees	97,484
Administration fees	1,143
Plan administration fees	1,089
Other expenses	128,967
Other liabilities	886,040
Total liabilities	173,638,008
Net assets applicable to outstanding capital stock	$746,142,724

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

November 30, 2011

Represented by
Paid-in capital	$775,567,392
Excess of distributions over net investment income	(33,708)
Accumulated net realized loss	(59,463,479)
Unrealized appreciation (depreciation) on:
Investments	30,066,676
Foreign currency translations	5,843
Total — representing net assets applicable to outstanding capital stock	$746,142,724
*Value of securities on loan	$173,788,952
Net assets applicable to outstanding shares
Class A	$702,476,802
Class B	$27,944,670
Class C	$9,486,251
Class I	$10,711
Class R	$65,456
Class R3	$28,042
Class R4	$4,860,767
Class Z	$1,270,025
Shares outstanding
Class A	71,390,126
Class B	3,472,062
Class C	1,177,444
Class I	1,024
Class R	6,680
Class R3	2,853
Class R4	477,706
Class Z	121,655
Net asset value per share
Class A(a)	$9.84
Class B	$8.05
Class C	$8.06
Class I	$10.46
Class R	$9.80
Class R3	$9.83
Class R4	$10.18
Class Z	$10.44

(a)	The maximum offering price per share for Class A is $10.44. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	27

Statement of Operations

Year ended November 30, 2011

Net investment income
Income:
Dividends	$5,999,494
Dividends from affiliates	64,806
Income from securities lending — net	1,732,774
Foreign taxes withheld	(10,895)
Total income	7,786,179
Expenses:
Investment management fees	7,100,416
Distribution fees
Class A	2,114,028
Class B	475,159
Class C	120,658
Class R	354
Class R3	72
Transfer agent fees
Class A	2,019,350
Class B	115,496
Class C	28,958
Class R	168
Class R3	13
Class R4	2,579
Class Z	2,066
Administration fees	574,048
Plan administration fees
Class R3	72
Class R4	14,063
Compensation of board members	27,726
Custodian fees	33,845
Printing and postage fees	110,996
Registration fees	69,572
Professional fees	40,806
Other	18,115
Total expenses	12,868,560
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(264,012)
Expense reductions	(140)
Total net expenses	12,604,408
Net investment loss	(4,818,229)

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$57,943,863
Options contracts written	224,992
Net realized gain	58,168,855
Net change in unrealized appreciation (depreciation) on:
Investments	(81,849,125)
Foreign currency translations	3,383
Options contracts written	(177,817)
Net change in unrealized depreciation	(82,023,559)
Net realized and unrealized loss	(23,854,704)
Net decrease in net assets from operations	$(28,672,933)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended November 30,	2011	2010
Operations
Net investment loss	$(4,818,229)	$(4,202,047)
Net realized gain	58,168,855	100,291,280
Net change in unrealized appreciation (depreciation)	(82,023,559)	74,861,088
Net increase (decrease) in net assets resulting from operations	(28,672,933)	170,950,321
Distributions to shareholders from:
Net realized gains
Class A	(3,309,643)	–
Class B	(259,064)	–
Class C	(57,550)	–
Class I	(649,224)	–
Class R	(264)	–
Class R3	(107)	–
Class R4	(19,946)	–
Class Z	(10)	–
Total distributions to shareholders	(4,295,808)	–
Increase (decrease) in net assets from share transactions	(327,272,805)	248,187,782
Total increase (decrease) in net assets	(360,241,546)	419,138,103
Net assets at beginning of year	1,106,384,270	687,246,167
Net assets at end of year	$746,142,724	$1,106,384,270
Excess of distributions over net investment income	$(33,708)	$(27,475)

Year ended November 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	5,047,392	57,117,487	8,900,732	83,977,304
Fund merger	—	—	24,549,709	241,465,257
Distributions reinvested	279,812	3,161,876	—	—
Redemptions	(15,266,113)	(165,787,445)	(16,702,302)	(158,720,867)
Net increase (decrease)	(9,938,909)	(105,508,082)	16,748,139	166,721,694
Class B shares
Subscriptions	145,574	1,369,698	598,159	4,710,627
Fund merger	—	—	3,151,835	25,707,970
Distributions reinvested	27,336	254,500	—	—
Redemptions(a)	(3,063,100)	(28,653,342)	(4,436,106)	(34,281,972)
Net decrease	(2,890,190)	(27,029,144)	(686,112)	(3,863,375)

(a)	Includes conversions of Class B shares to Class A shares. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Year ended November 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	213,933	1,957,618	429,181	3,373,429
Fund merger	—	—	239,408	1,954,084
Distributions reinvested	5,198	48,443	—	—
Redemptions	(460,114)	(4,039,314)	(353,823)	(2,807,269)
Net increase (decrease)	(240,983)	(2,033,253)	314,766	2,520,244
Class I shares
Subscriptions	474,450	5,809,808	548,278	5,557,290
Fund merger	—	—	8,715,860	90,394,897
Distributions reinvested	54,279	649,182	—	—
Redemptions	(16,350,016)	(200,872,625)	(1,319,157)	(13,427,900)
Net increase (decrease)	(15,821,287)	(194,413,635)	7,944,981	82,524,287
Class R shares
Subscriptions	1,312	15,303	447	4,373
Fund merger	—	—	10,887	107,046
Distributions reinvested	21	234	—	—
Redemptions	(1,064)	(12,543)	(4,923)	(49,757)
Net increase	269	2,994	6,411	61,662
Class R3 shares
Subscriptions	435	4,632	629	6,066
Fund merger	—	—	2,765	27,194
Distributions reinvested	7	77	—	—
Redemptions	(184)	(2,091)	(799)	(7,422)
Net increase	258	2,618	2,595	25,838
Class R4 shares
Subscriptions	150,089	1,760,138	111,178	1,063,512
Fund merger	—	—	8,289	84,060
Distributions reinvested	1,707	19,920	—	—
Redemptions	(154,989)	(1,773,134)	(97,313)	(953,328)
Net increase (decrease)	(3,193)	6,924	22,154	194,244
Class R5 shares
Subscriptions	—	—	243	2,500
Fund merger	—	—	454	4,711
Redemptions	—	—	(697)	(6,523)
Net increase	—	—	—	688
Class Z shares
Subscriptions	216,168	2,687,111	241	2,500
Redemptions	(94,754)	(988,338)	—	—
Net increase	121,414	1,698,773	241	2,500
Total net increase (decrease)	(28,772,621)	(327,272,805)	24,353,175	248,187,782

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Nov. 30,
	2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$10.54		$8.58		$5.24		$12.32	$14.40
Income from investment operations:
Net investment loss	(0.05)		(0.04)		(0.03)		(0.02)	(0.05)
Net realized and unrealized gain (loss)	(0.61)		2.00		3.37		(4.93)	1.62
Total from investment operations	(0.66)		1.96		3.34		(4.95)	1.57
Less distributions to shareholders from:
Net realized gains	(0.04)		—		—		(2.13)	(3.65)
Total distributions to shareholders	(0.04)		—		—		(2.13)	(3.65)
Net asset value, end of period	$9.84		$10.54		$8.58		$5.24	$12.32
Total return	(6.30%	)	22.84%		63.74%		(48.26% )	14.40%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.28%		1.28%		1.40%		1.16%	1.08%
Net expenses after fees waived or expenses reimbursed(b)	1.25%	(c)	1.27%		1.40%		1.16%	1.08%
Net investment loss	(0.46%	)(c)	(0.45%	)	(0.42%	)	(0.05% )	(0.40% )
Supplemental data
Net assets, end of period (in thousands)	$702,477		$857,026		$553,923		$348,890	$851,757
Portfolio turnover	157%		96%		126%		76%	87%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,
	2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.69		$7.13		$4.39		$10.74	$13.10
Income from investment operations:
Net investment loss	(0.12)		(0.10)		(0.07)		(0.02)	(0.12)
Net realized and unrealized gain (loss)	(0.48)		1.66		2.81		(4.20)	1.41
Total from investment operations	(0.60)		1.56		2.74		(4.22)	1.29
Less distributions to shareholders from:
Net realized gains	(0.04)		—		—		(2.13)	(3.65)
Total distributions to shareholders	(0.04)		—		—		(2.13)	(3.65)
Net asset value, end of period	$8.05		$8.69		$7.13		$4.39	$10.74
Total return	(6.96%	)	21.88%		62.41%		(48.64% )	13.46%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.03%		2.05%		2.18%		1.92%	1.84%
Net expenses after fees waived or expenses reimbursed(b)	2.00%	(c)	2.04%		2.18%		1.92%	1.84%
Net investment loss	(1.26%	)(c)	(1.21%	)	(1.19%	)	(0.81% )	(1.15% )
Supplemental data
Net assets, end of period (in thousands)	$27,945		$55,303		$50,254		$44,293	$136,717
Portfolio turnover	157%		96%		126%		76%	87%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Nov. 30,
	2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.70		$7.14		$4.39		$10.74	$13.10
Income from investment operations:
Net investment loss	(0.11)		(0.09)		(0.07)		(0.02)	(0.11)
Net realized and unrealized gain (loss)	(0.49)		1.65		2.82		(4.20)	1.40
Total from investment operations	(0.60)		1.56		2.75		(4.22)	1.29
Less distributions to shareholders from:
Net realized gains	(0.04)		—		—		(2.13)	(3.65)
Total distributions to shareholders	(0.04)		—		—		(2.13)	(3.65)
Net asset value, end of period	$8.06		$8.70		$7.14		$4.39	$10.74
Total return	(6.95%	)	21.85%		62.64%		(48.63% )	13.46%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.03%		2.03%		2.15%		1.92%	1.84%
Net expenses after fees waived or expenses reimbursed(b)	2.01%	(c)	2.03%		2.15%		1.92%	1.84%
Net investment loss	(1.22%	)(c)	(1.20%	)	(1.20%	)	(0.81% )	(1.03% )
Supplemental data
Net assets, end of period (in thousands)	$9,486		$12,340		$7,875		$2,597	$6,699
Portfolio turnover	157%		96%		126%		76%	87%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,
	2011	2010		2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$11.15	$9.03		$5.49	$12.75	$14.73
Income from investment operations:
Net investment income (loss)	(0.02)	0.00	(a)	0.01	0.08	(0.03)
Net realized and unrealized gain (loss)	(0.63)	2.12		3.53	(5.21)	1.70
Total from investment operations	(0.65)	2.12		3.54	(5.13)	1.67
Less distributions to shareholders from:
Net realized gains	(0.04)	—		—	(2.13)	(3.65)
Total distributions to shareholders	(0.04)	—		—	(2.13)	(3.65)
Net asset value, end of period	$10.46	$11.15		$9.03	$5.49	$12.75
Total return	(5.87% )	23.48%		64.48%	(48.00% )	14.86%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.77%	0.78%		0.89%	0.71%	0.67%
Net expenses after fees waived or expenses reimbursed(c)	0.77%	0.78%		0.89%	0.71%	0.67%
Net investment income (loss)	(0.14% )	0.01%		0.10%	0.39%	(0.24% )
Supplemental data
Net assets, end of period (in thousands)	$11	$176,386		$71,139	$53,383	$53,521
Portfolio turnover	157%	96%		126%	76%	87%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Nov. 30,
	2011		2010(a)
Class R
Per share data
Net asset value, beginning of period	$10.52		$9.78
Income from investment operations:
Net investment loss	(0.08)		(0.05)
Net realized and unrealized gain (loss)	(0.60)		0.79
Total from investment operations	(0.68)		0.74
Less distributions to shareholders from:
Net realized gains	(0.04)		—
Total distributions to shareholders	(0.04)		—
Net asset value, end of period	$9.80		$10.52
Total return	(6.51%	)	7.57%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.54%		1.53%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.51%	(e)	1.53%	(c)
Net investment loss	(0.70%	)(e)	(0.80%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$65		$67
Portfolio turnover	157%		96%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to November 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,
	2011	2010 (a)
Class R3
Per share data
Net asset value, beginning of period	$10.53	$9.78
Income from investment operations:
Net investment loss	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.60)	0.79
Total from investment operations	(0.66)	0.75
Less distributions to shareholders from:
Net realized gains	(0.04)	—
Total distributions to shareholders	(0.04)	—
Net asset value, end of period	$9.83	$10.53
Total return	(6.31% )	7.67%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.34%	1.31%
Net expenses after fees waived or expenses reimbursed(c)	1.34%	1.31%
Net investment loss	(0.53% )	(0.58%	)
Supplemental data
Net assets, end of period (in thousands)	$28	$27
Portfolio turnover	157%	96%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to November 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Nov. 30,
	2011	2010		2009		2008	2007
Class R4
Per share data
Net asset value, beginning of period	$10.88	$8.84		$5.39		$12.58	$14.61
Income from investment operations:
Net investment income (loss)	(0.03)	(0.03)		(0.01)		0.07	(0.03)
Net realized and unrealized gain (loss)	(0.63)	2.07		3.46		(5.13)	1.65
Total from investment operations	(0.66)	2.04		3.45		(5.06)	1.62
Less distributions to shareholders from:
Net realized gains	(0.04)	—		—		(2.13)	(3.65)
Total distributions to shareholders	(0.04)	—		—		(2.13)	(3.65)
Net asset value, end of period	$10.18	$10.88		$8.84		$5.39	$12.58
Total return	(6.10% )	23.08%		64.01%		(48.11% )	14.56%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.09%	1.10%		1.19%		1.00%	0.94%
Net expenses after fees waived or expenses reimbursed(b)	1.09%	1.10%		1.15%		0.93%	0.92%
Net investment income (loss)	(0.30% )	(0.26%	)	(0.17%	)	0.18%	(0.25% )
Supplemental data
Net assets, end of period (in thousands)	$4,861	$5,232		$4,055		$2,611	$7,258
Portfolio turnover	157%	96%		126%		76%	87%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$11.15		$10.39
Income from investment operations:
Net investment loss	(0.01)		(0.01)
Net realized and unrealized gain (loss)	(0.66)		0.77
Total from investment operations	(0.67)		0.76
Less distributions to shareholders from:
Net realized gains	(0.04)		—
Total distributions to shareholders	(0.04)		—
Net asset value, end of period	$10.44		$11.15
Total return	(6.05%	)	7.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%		0.95%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.05%	(e)	0.94%	(c)
Net investment loss	(0.07%	)(e)	(0.41%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,270		$3
Portfolio turnover	157%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to November 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements

November 30, 2011

Note	1. Organization

Columbia Mid Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Equity Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

40	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

42	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments, and to protect gains. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended November 30, 2011 are as follows:

	Calls
	Contracts	Premiums
Balance November 30, 2010	1,887	$224,992
Opened	—	—
Closed	—	—
Expired	(1,887)	(224,992)
Balance November 30, 2011	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and

44	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at November 30, 2011

At November 30, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended November 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written and purchased
Equity contracts	$224,992

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written and purchased

Equity contracts	$(177,817)

Volume of derivative instruments for the Year Ended November 30, 2011
Contracts opened
Options contracts	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

46	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial),

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. Prior to April 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.700% to 0.475% as the Fund’s assets increased. Also prior to April 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Growth Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment decreased the management fee by $158,921 for the year ended November 30, 2011. The effective management fee rate for the year ended November 30, 2011 was 0.71% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that included an increase to the management fee rate payable to the Investment Manager at all or most assets levels and an elimination of the PIA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. Furthermore, effective October 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund would compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. The PIA was eliminated as of March 31, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended November 30, 2011 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

48	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

administrative services to the Fund and the Board. For the year ended November 30, 2011, other expenses paid to this company were $5,312.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3 and Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

For the year ended November 30, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class R	0.24
Class R3	0.04
Class R4	0.05
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended November 30, 2011, these minimum account balance fees reduced total expenses by $140.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,656,000 and $107,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

50	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $380,963 for Class A, $28,411 for Class B, $1,253 for Class C for the year ended November 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.84
Class R	1.53
Class R3	1.39
Class R4	1.14
Class Z	1.03

For the period from February 1, 2011 to April 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.81
Class R	1.53
Class R3	1.36
Class R4	1.11
Class Z	1.03

Prior to February 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.06
Class C	2.04
Class I	0.81
Class R	1.61
Class R3	1.36
Class R4	1.11
Class Z	1.03

Effective February 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.87
Class R	1.55
Class R3	1.42
Class R4	1.17
Class Z	1.05

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

52	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

For the year ended November 30, 2011, these differences are primarily due to re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,811,996
Accumulated net realized loss	(163,180)
Paid-in capital	(4,648,816)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended November 30,	2011	2010
Ordinary Income	$—	$—
Long-Term Capital Gains	4,295,808	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2
Undistributed accumulated long-term gain	30,727,011
Accumulated realized loss	(84,899,941)
Unrealized appreciation	24,748,260

At November 30, 2011, the cost of investments for federal income tax purposes was $893,635,805 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$54,819,298
Unrealized depreciation	$(30,043,171)
Net unrealized appreciation	$24,776,127

The following capital loss carryforward, determined at November 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$(53,461,519)
2017	(31,438,422)
Total	$(84,899,941)

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Mid Cap Growth Opportunity Fund acquired $112,027,415 of capital loss carryforward in connection with the RiverSource Partners Aggressive Growth Fund merger (Note 9). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital losses as a result of the merger. The yearly utilization of the acquired capital loss carryforward as well as the recognition of the acquired unrealized losses may be limited by the Internal Revenue Code.

For the year ended November 30, 2011, $27,127,474 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,524,841,809 and $1,808,105,196, respectively, for the year ended November 30, 2011.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations

54	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At November 30, 2011, securities valued at $173,788,952 were on loan, secured by cash collateral of $170,253,999 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended November 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

Note	8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended November 30, 2011.

Note	9. Fund Merger

At the close of business on March 26, 2010, the Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Aggressive Growth Fund. The reorganization was completed after shareholders approved the plan on March 10, 2010. The purpose of the transaction was to combine two funds

56	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $774,281,696 and the combined net assets immediately after the acquisition were $1,134,026,915.

The merger was accomplished by a tax-free exchange of 44,444,521 shares of RiverSource Partners Aggressive Growth Fund valued at $359,745,219 (including $28,976,173 of unrealized appreciation).

In exchange for RiverSource Partners Aggressive Growth Fund shares, the Fund issued the following number of shares:

Shares
Class A	24,549,709
Class B	3,151,835
Class C	239,408
Class I	8,715,860
Class R	10,887
Class R3	2,765
Class R4	8,289
Class R5	454

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Partners Aggressive Growth Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Aggressive Growth Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on December 1, 2009, the Fund’s pro-forma net investment loss, net gain on investments and net increase in net assets from operations for the year ended November 30, 2010 would have been approximately $4.3 million, $125.1 million and $224.6 million, respectively.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	57

Notes to Financial Statements (continued)

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 8 no items required adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011, and oral arguments took place on November 17, 2011.

58	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	59

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Mid Cap Growth Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Growth Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

60	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Opportunity Fund of the Columbia Funds Series Trust II as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 20, 2012

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	61

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended November 30, 2011

Capital gain distribution - the Fund designates $4,295,808 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Shareholders on the redemption of shares.

62	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

64	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 — May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

66	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	67

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008;
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

68	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 43	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT	69

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

70	COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2011 ANNUAL REPORT

Columbia Mid Cap Growth Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6426 AH (1/12)

Annual Report

Columbia

Government Money Market Fund

Annual Report for the Period Ended November 30, 2011

Columbia Government Money Market Fund seeks to preserve capital and to maximize liquidity and current income.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	4

Fund Expense Example	9

Portfolio of Investments	11

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	41

Board Members and Officers	42

Proxy Voting	50

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Government Money Market Fund (the Fund) Class A shares gained 0.01% for the 11 months ended November 30, 2011.

>

The annualized simple yield was 0.02% and the annualized compound yield was also 0.02% for the seven-day period ended November 30, 2011. The seven-day current yields more closely reflect the current earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

ANNUALIZED TOTAL RETURNS (for period ended November 30, 2011)

	11 months	3 years	5 years	10 years
Columbia Government Money Market Fund Class A	+0.01%	+0.02%	+1.12%	+1.27%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Yields will fluctuate. The seven-day current yield more closely reflects the current earnings of the Fund than the total return. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

2	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at November 30, 2011
Without sales charge	11 months	3 years	5 years	10 years	Since inception*
Class A (inception 1/31/77)	+0.01%	+0.02%	+1.12%	+1.27%	N/A
Class B (inception 4/22/96)	+0.01%	+0.01%	+0.72%	+0.75%	N/A
Class C (inception 5/3/93)	+0.01%	+0.01%	+0.72%	+0.75%	N/A
Class R (inception 4/30/03)	+0.01%	+0.01%	+1.02%	N/A	+1.23%
Class R5 (inception 11/30/01)	+0.01%	+0.03%	+1.23%	+1.46%	N/A
Class Z (inception 9/27/10)	+0.01%	N/A	N/A	N/A	+0.01%

With sales charge
Class B (inception 4/22/96)	-4.99%	-1.00%	+0.33%	+0.75%	N/A
Class C (inception 5/3/93)	-0.99%	+0.01%	+0.72%	+0.75%	N/A

The “Without sales charge” returns for Class B and Class C shares do not include applicable contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class B and Class C shares include: the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges. See the Fund’s prospectus for details on eligibility.

*	For classes with less than 10 years performance.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	3

Manager Commentary

During the period, the fiscal year end of Columbia Government Money Market Fund was changed from December 31 to November 30. Thus, the following commentary covers the 11-month period since the Fund’s last annual report, i.e. from January 1, 2011 through November 30, 2011.

Dear Shareholder,

Columbia Government Money Market Fund (the Fund) Class A shares gained 0.01% for the 11 months ended November 30, 2011 (the “reporting period”). The annualized simple yield was 0.02% and the annualized compound yield was also 0.02% for the seven-day period ended November 30, 2011. The seven-day current yields more closely reflect the current earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown. The Fund is intended to serve as a conservative investment. During the fiscal year, the Fund’s Investment Manager voluntarily waived or absorbed expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield.

Significant performance factors

The reporting period was one wherein shifting economic and supply/demand conditions, exogenous macro events and unprecedented Federal Reserve System (Fed) actions had great effect on the money markets. Yields in the money markets remained low throughout.

Early in the reporting period, the yield curve between one-month and three-month Treasury bills was relatively steep owing to ample supply and low demand. This means that yields on three-month Treasury bills were substantially higher than those on one-month Treasury bills, as market participants seemed comfortable in owning securities other than government bonds. Supporting such investor sentiment was robust economic data during the first quarter of 2011, especially in the manufacturing sector. However, beginning in the second calendar quarter and continuing through the end of the reporting period, demand increased and supply contracted causing the money market yield curve to begin to

PORTFOLIO BREAKDOWN(1) (at November 30, 2011)
Repurchase Agreements	17.4%
U.S. Government & Agency Obligations	82.6

(1)	Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

flatten. This means that the differential in yields between longer and shorter term maturities narrowed. The shift in supply/demand conditions was based on three primary factors. First, supply contracted due to the Federal Deposit Insurance Corporate (FDIC) altering, in April 2011, its fee formula charged to commercial banks, which resulted in banks being required to maintain more capital. In turn, banks were prevented from lending collateral via repurchase agreements. This caused acute compression in the overnight markets, setting a tone that would carry throughout the remainder of the reporting period. Second, with heightened uncertainty surrounding the sovereign debt crisis in Europe dominating headlines and investor sentiment, demand for U.S. Treasury securities soared. Third, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program (SFP) bills in June ahead of the August deadline to increase the nation’s debt ceiling. (The Supplemental Financing Program is a program enacted by the U.S. Treasury Department to provide supplementary funding to the Fed to offset the financial strain due to the creation of various liquidity programs and facilities during the financial crisis of 2008. The Department began allowing its $200 billion worth of 56-day SFP bills to diminish as they matured to help avoid exceeding the U.S. debt limit.) The impact of all of these factors combined as the U.S. economy was displaying signs of slowing. Toward the end of August, the Fed took the unprecedented step of declaring that it would maintain its accommodative rate policy well into 2013, keeping the targeted federal funds rate between 0% and 0.25%. The result was that yields at the short-term end of the

In light of heightened risks globally, capital preservation remains our number one focus.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

U.S. Treasury yield curve, or spectrum of maturities, were pushed lower. As U.S. Treasury yields declined, so, too, did money market yields.

Overall, the Fund was positioned to take advantage of the interest rate environment during the reporting period. The Fund generally held longer-maturity, higher-yielding securities at the beginning of the reporting period when the yield curve was steeper and then continued to benefit from such positioning as these securities’ maturities rolled down the curve as the reporting period progressed and the yield curve flattened.

The Fund also benefited during the reporting period from its security selection strategy. The Fund focused the majority of its holdings throughout the reporting period on U.S. Treasury bills and agency discount notes with maturities of one month to three months. Additionally, to satisfy daily liquidity requirements, the Fund consistently maintained nearly 20% of its total net assets in Treasury collateralized repurchase agreements maturing overnight. The Fund also consistently held 10% to 15% of its total net assets in longer, i.e. one-year, agency debentures with one month or three month call features. Also, the Fund typically held 5% to 10% of its total net assets in floating rate agency debentures. The Fund’s significant allocation to repurchase agreements generally benefited the Fund, since repurchase agreements traded at a premium to Treasury bills during the reporting period. Also, the allocations to both callable agency debentures and agency floating rate securities helped, as they traded during the reporting period at a premium to what are known as bullet agency securities. Bullet securities are non-callable securities, or debt securities that are not able to be redeemed prior to maturity.

Throughout the annual period, we focused on strategically adjusting the Fund’s weighted average maturity as market conditions shifted. Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. The Fund consistently maintained a weighted average maturity of between 50 and 60 days from January through April 2011 given the steepness of the money market yield curve during these months. After April, when the money market yield curve began to flatten, we let the Fund’s weighted average maturity shorten naturally as security holdings rolled down the yield curve. In turn, the Fund’s weighted average maturity was generally in the mid to upper 30 day range during May and June. As concern over the U.S. debt ceiling mounted in July, we shortened the weighted average maturity of the Fund to approximately

6	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

30 days, and we raised both daily and seven-day liquidity. Since the U.S. Congress finally passed legislation increasing the U.S. debt ceiling in early August, the Fund’s weighted average maturity has primarily hovered in a range of 30 days to 35 days. Toward the end of the reporting period, the money market yield curve was relatively flat, and we sought to maintain additional liquidity against fears regarding the European sovereign debt crisis. As such, the Fund’s weighted average maturity stood at 28 days on November 30, 2011.

As a government money market fund, we should note that Standard & Poor’s (S&P) downgraded the U.S.’ credit rating one notch from AAA to AA+ in an unprecedented move in early August based, among other reasons, on the U.S. government’s failure to implement what the rating agency considered to be a serious plan to address the nation’s deficit. Moody’s, however, reaffirmed its Aaa rating for the U.S.’ sovereign debt later that same month. Importantly, all securities owned by the Fund during the reporting period remained first-tier securities, or generally those money market instruments in the highest rating category, as rated by both S&P and Moody’s, and thus such actions by S&P had no impact on the Fund.

Changes to the Fund’s portfolio

As indicated, we strategically adjusted the Fund’s weighted average maturity as market conditions shifted. We began the reporting period with a longer weighted average maturity as securities held in the Fund were generally those with longer maturities. As the yield curve flattened, we reinvested into securities with shorter maturities due both to the flatter yield curve and, more importantly, with a desire to increase liquidity given a slowing U.S. economy and concern regarding the sovereign debt crisis in Europe. From an allocation perspective, we increased the Fund’s exposure to longer maturity, higher yielding callable agency debentures and floating rate agency securities during the reporting period.

Our future strategy

We believe interest rates will remain low and the money market yield curve flat based on the Fed’s stated intention to maintain accommodative monetary policy throughout 2012 and beyond and based on anticipated supply/demand dynamics in the government securities market. We expect demand for U.S. government securities to remain high and supply to remain stable at low levels through the November 2012 elections. With luck, we may see the sovereign debt situation in Europe stabilize going forward, as efforts to shore up the continent’s banking system gains traction some time in the first quarter of 2012.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

Given this view, our Fund strategy will most likely remain unchanged in the near term. We currently expect to maintain the weighted average maturity of the Fund in a range of 30 to 35 days and to keep both daily and seven-day liquidity at elevated levels. We currently look to maintain the Fund’s allocations to callable and floating rate agency debentures as we seek to add yield through high quality government securities. We will, of course, continue to monitor financial conditions in the U.S. economy closely. Likewise, we intend to carefully watch conditions in Europe, as we regularly analyze the impact of such conditions on the region’s banks to see if any changes to the Fund’s investment strategy are deemed necessary and appropriate.

As always, we intend to continue to evaluate securities and make strategic decisions to balance an enhanced liquidity profile with providing current income. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields. In light of heightened risks globally, capital preservation remains our number one focus.

Guy C. Holbrook, IV, CFA® Portfolio Manager	John McColley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

8	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	9

Fund Expense Example (continued)

June 1, 2011 — November 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.10	1,024.72	0.35	0.36	0.07
Class B	1,000.00	1,000.00	1,000.10	1,024.77	0.30	0.30	0.06
Class C	1,000.00	1,000.00	1,000.10	1,024.77	0.30	0.30	0.06
Class R	1,000.00	1,000.00	1,000.10	1,024.77	0.30	0.30	0.06
Class R5	1,000.00	1,000.00	1,000.10	1,024.77	0.30	0.30	0.06
Class Z	1,000.00	1,000.00	1,000.10	1,024.87	0.20	0.20	0.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Government Money Market Fund

November 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
U.S. Government & Agency Obligations 83.0%
Federal Home Loan Banks
12/02/11	0.010%	$7,000,000	$6,999,998
12/07/11	0.010%	10,000,000	9,999,984
12/08/11	0.010%	14,000,000	13,999,973
12/12/11	0.010%	20,700,000	20,699,902
12/16/11	0.010%	5,000,000	4,999,979
12/21/11	0.010%	5,000,000	4,999,972
07/17/12	0.350%	2,000,000	2,000,000
09/19/12	0.350%	3,500,000	3,500,000
11/15/12	0.400%	1,500,000	1,500,000
12/10/12	0.300%	2,000,000	2,000,000
Federal Home Loan Banks(a)
01/19/12	0.180%	1,000,000	1,000,000
01/24/12	0.180%	2,000,000	2,000,000
02/02/12	0.180%	2,000,000	2,000,000
09/05/12	0.210%	3,500,000	3,500,000
Federal Home Loan Mortgage Corp.
12/05/11	0.010%	25,000,000	24,999,961
Total U.S. Government & Agency Obligations
(Cost: $104,199,769)			$104,199,769

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Repurchase Agreements 17.4%
Barclays Bank PLC dated 11/30/11, matures 12/01/11, repurchase price $21,900,055 (collateraized by U.S. Treasury Notes total market value $21,900,133)
	0.090%	$21,900,000	$21,900,000
Total Repurchase Agreements
(Cost: $21,900,000)			$21,900,000
Total Investments
(Cost: $126,099,769)			$126,099,769
Other Assets & Liabilities, Net			(511,568)
Net Assets			$125,588,201

Notes to Portfolio of Investments

(a)

Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on November 30, 2011. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of November 30, 2011:

	Fair Value at November 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Short-Term Securities
U.S. Government & Agency Obligations	$—	$104,199,769	$—	$104,199,769
Repurchase Agreements	—	21,900,000	—	21,900,000
Total	$—	$126,099,769	$—	$126,099,769

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	13

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value (identified cost $104,199,769)	$104,199,769
Repurchase agreements (identified cost $21,900,000)	21,900,000
Total investments (identified cost $126,099,769)	126,099,769
Cash	146,196
Receivable for:
Capital shares sold	220,493
Interest	7,349
Expense reimbursement due from Investment Manager	2,548
Prepaid expense	6,356
Other assets	3,719
Total assets	126,486,430
Liabilities
Payable for:
Capital shares purchased	704,709
Dividend distributions to shareholders	1,124
Investment management fees	1,141
Distribution fees	53
Transfer agent fees	19,616
Administration fees	207
Other expenses	171,379
Total liabilities	898,229
Net assets applicable to outstanding capital stock	$125,588,201

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

November 30, 2011

Represented by
Paid-in capital	$125,590,189
Excess of distributions over net investment income	(2,621)
Accumulated net realized gain	633
Total — representing net assets applicable to outstanding capital stock	$125,588,201
Net assets applicable to outstanding shares
Class A	$101,532,463
Class B	$2,609,881
Class C	$11,594,003
Class R	$4,087,776
Class R5	$503,467
Class Z	$5,260,611
Shares outstanding
Class A	101,532,170
Class B	2,608,624
Class C	11,572,805
Class R	4,087,854
Class R5	503,464
Class Z	5,259,554
Net asset value per share
Class A	$1.00
Class B	$1.00
Class C	$1.00
Class R	$1.00
Class R5	$1.00
Class Z	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	15

Statement of Operations

	Year ended November 30, 2011(a)	Year ended December 31, 2010
Net investment income
Income:
Dividends	$28	$—
Interest	121,638	247,424
Income from securities lending — net	6,991	3,862
Total income	128,657	251,286
Expenses:
Investment management fees	390,509	462,678
Distribution fees
Class A	—	27,456
Class B	19,126	32,268
Class C	—	30,841
Class R	—	2,423
Transfer agent fees
Class A	125,509	206,372
Class B	3,280	8,141
Class C	14,278	26,753
Class R	4,602	2,866
Class R5	52	143
Class Z	4,461	123
Administration fees	71,002	84,123
Plan administration services fee — Class R	—	6,280
Compensation of board members	5,952	4,137
Custodian fees	7,336	9,281
Printing and postage fees	49,600	68,050
Registration fees	46,314	111,980
Professional fees	21,602	37,996
Other	28,124	60,293
Total expenses	791,747	1,182,204
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(665,273)	(943,602)
Expense reductions	(8,621)	—
Total net expenses	117,853	238,602
Net investment income	10,804	12,684
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	700	384
Net realized gain	700	384
Net increase in net assets resulting from operations	$11,504	$13,068

(a)	For the period from January 1, 2011 to November 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	Year ended November 30, 2011(a)	Year ended December 31, 2010(b)	Year ended December 31, 2009(c)
Operations
Net investment income	$10,804	$12,684	$42,113
Net realized gain	700	384	—
Net increase in net assets resulting from operations	11,504	13,068	42,113
Distributions to shareholders from:
Net investment income
Class A	(9,022)	(10,706)	(37,211)
Class B	(227)	(383)	(579)
Class C	(980)	(1,274)	(1,493)
Class C2	—	—	(65)
Class R	(362)	(376)	(296)
Class R5	(41)	(27)	(4,990)
Class Z	(339)	(17)	—
Total distributions to shareholders	(10,971)	(12,783)	(44,634)
Increase (decrease) in net assets from share transactions	(12,069,897)	26,231,909	(61,143,458)
Total increase (decrease) in net assets	(12,069,364)	26,232,194	(61,145,979)
Net assets at beginning of year	137,657,565	111,425,371	172,571,350
Net assets at end of year	$125,588,201	$137,657,565	$111,425,371
Excess of distributions over net investment income	$(2,621)	$(2,621)	$(2,521)

	Year ended November 30,		Year ended December 31,
	2011(a)		2010(b)		2009(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(d)	57,864,486	57,874,692	64,176,579	64,176,578	112,039,734	112,040,770
Fund merger	—	—	56,730,372	56,730,437	—	—
Conversions from Class C2	—	—	—	—	2,491,663	2,491,332
Distributions reinvested	8,767	8,767	10,322	10,322	39,430	39,430
Redemptions	(71,964,681)	(71,964,681)	(95,182,577)	(95,182,577)	(148,817,317)	(148,817,648)
Net increase (decrease)	(14,091,428)	(14,081,222)	25,734,696	25,734,760	(34,246,490)	(34,246,116)
Class B shares
Subscriptions	1,308,998	1,309,253	2,122,548	2,122,548	2,700,245	2,700,244
Distributions reinvested	204	204	345	345	470	470
Redemptions(d)	(2,182,074)	(2,182,075)	(3,385,403)	(3,385,404)	(4,895,184)	(4,895,194)
Net decrease	(872,872)	(872,618)	(1,262,510)	(1,262,511)	(2,194,469)	(2,194,480)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	17

Statement of Changes in Net Assets (continued)

	Year ended November 30,		Year ended December 31,
	2011(a)		2010(b)		2009(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	5,780,024	5,781,198	11,556,802	11,556,802	9,003,705	9,024,006
Distributions reinvested	960	960	1,225	1,225	1,298	1,298
Redemptions	(7,697,734)	(7,697,734)	(11,587,399)	(11,587,399)	(12,056,424)	(12,056,427)
Net decrease	(1,916,750)	(1,915,576)	(29,372)	(29,372)	(3,051,421)	(3,031,123)
Class C2 shares
Conversions to Class A	—	—	—	—	(2,491,663)	(2,491,332)
Distributions reinvested	—	—	—	—	56	56
Redemptions	—	—	—	—	(359,534)	(359,865)
Net (decrease)	—	—	—	—	(2,851,141)	(2,851,141)
Class R shares
Subscriptions	5,392,041	5,392,466	3,355,318	3,355,318	3,308,733	3,308,763
Distributions reinvested	358	358	375	375	284	284
Redemptions	(4,745,279)	(4,745,279)	(3,049,295)	(3,049,295)	(1,820,362)	(1,820,362)
Net increase	647,120	647,545	306,398	306,398	1,488,655	1,488,685
Class R5 shares
Subscriptions	161,686	161,724	433,231	433,231	12,630,421	12,630,747
Distributions reinvested	40	40	27	27	5,691	5,691
Redemptions	(98,589)	(98,589)	(121,804)	(121,804)	(32,945,721)	(32,945,721)
Net increase (decrease)	63,137	63,175	311,454	311,454	(20,309,609)	(20,309,283)
Class Z shares
Subscriptions	8,042,311	8,042,736	1,734,199	1,734,199	—	—
Distributions reinvested	326	326	15	15	—	—
Redemptions	(3,954,263)	(3,954,263)	(563,034)	(563,034)	—	—
Net increase	4,088,374	4,088,799	1,171,180	1,171,180	—	—
Total net increase (decrease)	(12,082,419)	(12,069,897)	26,231,846	26,231,909	(61,164,475)	(61,143,458)

(a)	For the period from January 1, 2011 to November 30, 2011.
(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(c)	Effective March 27, 2009, Class C2 shares converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Nov. 30,		Year ended Dec. 31,
	2011(a)		2010		2009		2008		2007	2006
Class A
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.01		0.04	0.04
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01	)(c)	(0.04)	(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.01%		0.03%		1.12%		4.09%	3.95%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.65%	(d)	0.80%		1.14%		0.91%		0.86%	0.90%
Net expenses after fees waived or expenses reimbursed(e)	0.10%	(d)(f)	0.17%		0.25%		0.79%		0.86%	0.90%
Net investment income	0.01%	(d)(f)	0.01%		0.03%		1.07%		4.03%	3.86%
Supplemental data
Net assets, end of period (in thousands)	$101,532		$115,614		$89,878		$124,124		$132,924	$124,223

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31, to November 30.
(b)	Rounds to less than $0.01.
(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	19

Financial Highlights (continued)

	Year ended Nov. 30,		Year ended Dec. 31,
	2011(a)		2010		2009		2008		2007	2006
Class B
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.00	)(b)	0.00	(b)	0.00	(b)	0.03	0.03
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)(c)	(0.03)	(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.01%		0.01%		0.35%		3.00%	2.85%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	1.41%	(d)	1.54%		1.99%		1.91%		1.86%	1.89%
Net expenses after fees waived or expenses reimbursed(e)	0.10%	(d)(f)	0.18%		0.29%		1.53%		1.86%	1.89%
Net investment income (loss)	0.01%	(d)(f)	(0.00%	)(g)	0.00%	(g)	0.33%		3.03%	2.86%
Supplemental data
Net assets, end of period (in thousands)	$2,610		$3,483		$4,745		$6,941		$7,458	$8,860

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31, to November 30.
(b)	Rounds to less than $0.01.
(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,		Year ended Dec. 31,
	2011(a)		2010		2009		2008		2007	2006
Class C
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.03	0.03
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)(c)	(0.03)	(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.01%		0.01%		0.35%		3.00%	2.85%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.65	%(d)	1.00%		1.96%		1.91%		1.86%	1.89%
Net expenses after fees waived or expenses reimbursed(e)	0.10	%(d)(f)	0.17%		0.28%		1.53%		1.86%	1.89%
Net investment income	0.01	%(d)(f)	0.01%		0.00	%(g)	0.33%		3.03%	2.86%
Supplemental data
Net assets, end of period (in thousands)	$11,594		$13,509		$13,539		$16,571		$13,643	$12,848

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31, to November 30.
(b)	Rounds to less than $0.01.
(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	21

Financial Highlights (continued)

	Year ended Nov. 30,		Year ended Dec. 31,
	2011(a)		2010		2009		2008		2007	2006
Class R
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.01		0.04	0.04
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01	)(c)	(0.04)	(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.01%		0.01%		0.93%		3.83%	3.69%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.65	%(d)	0.91%		1.32%		1.16%		1.11%	1.15%
Net expenses after fees waived or expenses reimbursed(e)	0.10	%(d)(f)	0.18%		0.22%		1.01%		1.11%	1.15%
Net investment income	0.01	%(d)(f)	0.00	%(g)	0.00	%(g)	0.84%		3.78%	3.61%
Supplemental data
Net assets, end of period (in thousands)	$4,088		$3,440		$3,134		$1,646		$554	$486

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31, to November 30.
(b)	Rounds to less than $0.01.
(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,		Year ended Dec. 31,
	2011(a)		2010		2009		2008		2007	2006
Class R5
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.01		0.04	0.04
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01	)(c)	(0.04)	(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.01%		0.03%		1.38%		4.36%	4.23%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.53%	(d)	0.66%		0.94%		0.63%		0.59%	0.60%
Net expenses after fees waived or expenses reimbursed(e)	0.11%	(d)	0.18%		0.36%		0.53%		0.59%	0.60%
Net investment income	0.00%	(d)(f)	0.01%		0.06%		1.33%		4.30%	4.16%
Supplemental data
Net assets, end of period (in thousands)	$503		$440		$129		$20,438		$14,511	$11,558

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31, to November 30.
(b)	Rounds to less than $0.01.
(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	23

Financial Highlights (continued)

	Year ended Nov. 30,		Year ended Dec. 31,
	2011(a)		2010(b)
Class Z
Per share data
Net asset value, beginning of period	$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(c)	0.00	(c)
Less distributions to shareholders from:
Net investment income	(0.00	)(c)	(0.00	)(c)
Net asset value, end of period	$1.00		$1.00
Total return	0.01%		0.00%	(d)
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.64%	(e)	0.93%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.06%	(e)(g)	0.18%	(e)
Net investment income	0.03%	(e)(g)	0.01%	(e)
Supplemental data
Net assets, end of period (in thousands)	$5,261		$1,171

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31, to November 30.
(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(c)	Rounds to less than $0.01.
(d)	Rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

November 30, 2011

Note	1. Organization

Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of Columbia Government Money Market Fund, Inc., a Maryland corporation, was reorganized into a newly formed series of the Trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to November 30.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

26	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The annualized effective management fee rate for the period ended November 30, 2011 and for the year ended December 31, 2010 was 0.33% of the Fund’s average daily net assets.

28	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended November 30, 2011 and the year ended December 31, 2010 was 0.06% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended November 30, 2011, other expenses paid to this company were $1,022. For the year ended December 31, 2010, there were no expenses incurred for these particular items.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

The Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended November 30, 2011	Year ended December 31, 2010
Class A	0.13%	0.18%
Class B	0.13	0.19
Class C	0.13	0.18
Class R	0.13	0.08
Class R5	0.01	0.05
Class Z	0.13	0.07

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended November 30, 2011, these minimum account balance fees reduced total expenses by $8,621. There were no minimum account balance fees charged to accounts for the year ended December 31, 2010.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At November 30, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $164,938. The liability remaining at November 30, 2011 for non-recurring charges associated with the lease amounted to $109,199 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at November 30, 2011 is included in other assets in the Statement of Assets and Liabilities at a cost of $3,719.

30	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% and 0.50% of the Fund’s average daily net assets attributable to Class A and Class R shares (of which up to 0.25% may be used for services), respectively, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. For the period ended November 30, 2011, the Fund did not pay fees for Class A, Class C and Class R shares. For the period ended November 30, 2011, the Fund paid fees equal to 0.75% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $105,000 and $2,724,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

CDSCs, received by the Distributor for distributing Fund shares were $5,666 for Class A, $9,046 for Class B and $1,473 for Class C shares for the period ended November 30, 2011, and $11,214 for Class B and $3,196 for Class C for the year ended December 31, 2010.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 29, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.31
Class C	1.31
Class R	0.81
Class R5	0.52
Class Z	0.56

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

Prior to March 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.32
Class C	1.31
Class R	0.98
Class R5	0.48
Class Z	0.56

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.31
Class C	1.31
Class R	0.81
Class R5	0.51
Class Z	0.56

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The

32	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$167
Accumulated net realized gain	(167)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Period ended November 30,	Year ended December 31,
	2011	2010	2009
Ordinary income	$10,971	$12,783	$44,634

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,070
Undistributed accumulated long-term gain	—
Unrealized depreciation	(5,934)

At November 30, 2011, the cost of investments for federal income tax purposes was $126,099,769.

For the period ended November 30, 2011, $66 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At November 30, 2011, the Fund did not have any securities on loan.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended November 30, 2011 and the year ended December 31, 2010 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

34	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Note	6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended November 30, 2011 and the year ended December 31, 2010.

Note	7. Fund Merger

At the close of business on March 26, 2010, the Fund acquired the assets and assumed the identified liabilities of RiverSource Tax-Exempt Money Market Fund, a series of RiverSource Tax-Exempt Money Market Series, Inc. The

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

reorganization was completed after shareholders approved the plan on March 10, 2010. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $107,077,716 and the combined net assets immediately after the acquisition were $163,808,153.

The merger was accomplished by a tax-free exchange of 56,730,372 shares of RiverSource Tax-Exempt Money Market Fund valued at $56,730,437.

In exchange for RiverSource Tax-Exempt Money Market Fund shares, the Fund issued 56,730,372 Class A shares.

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Tax-Exempt Money Market Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Tax-Exempt Money Market Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2010, the Fund’s pro-forma net investment loss, net gain on investments and net decrease in net assets from operations for the year ended December 31, 2010 would have been approximately $892,812, $639 and $892,173, respectively.

Note	8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as

36	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011, and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Government Money Market Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of November 30, 2011, and the related statements of operations and changes in net assets for each of the periods indicated therein, and the financial highlights for each of the two years in the period ended December 31, 2010 and for the eleven months ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	39

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Government Money Market Fund of the Columbia Funds Series Trust II at November 30, 2011, the results of its operations and the changes in its net assets for each of the periods indicated therein, and the financial highlights for each of the two years in the period ended December 31, 2010 and for the eleven months ended November 30, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 20, 2012

40	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended November 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	100.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	41

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

42	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	43

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

44	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	45

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

46	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008;
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	47

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006–April 2010

48	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 43	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT	49

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

50	COLUMBIA GOVERNMENT MONEY MARKET FUND — 2011 ANNUAL REPORT

Columbia Government Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9905 D (1/12)

Annual Report

Columbia

AMT-Free Tax-Exempt Bond Fund

Annual Report for the Period Ended November 30, 2011

Columbia AMT-Free Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder’s investments.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	4

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	30

Statement of Operations	32

Statement of Changes in Net Assets	33

Financial Highlights	35

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	55

Federal Income Tax Information	57

Board Members and Officers	59

Proxy Voting	67

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A Shares gained 6.86% (excluding sales charge) for the 12 months ended November 30, 2011.

>	The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, which rose 6.53% for the same 12 month period.

>	The Fund also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 6.26% for the same time frame.

>	The Fund’s former benchmark, the Barclays Capital Municipal Bond 3 Plus Year Index, returned 7.19% for the annual period.

ANNUALIZED TOTAL RETURNS (for period ended November 30, 2011)

	1 year	3 years	5 years	10 years
Columbia AMT-Free Tax-Exempt Bond Fund Class A (excluding sales charge)	+6.86%	+8.93%	+3.89%	+4.18%
Barclays Capital Municipal Bond Index (unmanaged)	+6.53%	+8.41%	+4.75%	+5.08%
Lipper General Municipal Debt Funds Index (unmanaged)	+6.26%	+9.29%	+3.69%	+4.45%
Barclays Capital Municipal Bond 3 Plus Year Index (unmanaged)	+7.19%	+9.25%	+4.95%	+5.34%
(See	“The Fund’s Long-term Performance” for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

2	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at November 30, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 11/24/76)	+6.86%	+8.93%	+3.89%	+4.18%	N/A
Class B (inception 3/20/95)	+6.06%	+8.11%	+3.11%	+3.40%	N/A
Class C (inception 6/26/00)	+6.07%	+8.12%	+3.11%	+3.38%	N/A
Class Z (inception 9/27/10)	+7.15%	N/A	N/A	N/A	+3.26%

With sales charge
Class A (inception 11/24/76)	+1.69%	+7.15%	+2.91%	+3.68%	N/A
Class B (inception 3/20/95)	+1.06%	+7.24%	+2.76%	+3.40%	N/A
Class C (inception 6/26/00)	+5.07%	+8.12%	+3.11%	+3.38%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share class is not subject to sales charges and has limited eligibility. See the Fund’s prospectuses for details.

*	For classes with less than 10 years performance.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Dear Shareholder,

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A Shares gained 6.86% (excluding sales charge) for the 12 months ended November 30, 2011. The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index (Barclays Capital Index), which rose 6.53%, and the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 6.26% for the same time frame. The Fund’s former benchmark, the Barclays Capital Municipal Bond 3 Plus Year Index, returned 7.19% for the annual period.

Significant performance factors

The tax-exempt fixed income market was a tale of three distinct segments during the annual period. From December 1, 2010 through March 31, 2011, the tax-exempt fixed income market experienced an extended correction driven by several factors. First, the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. In advance of this expiration, there was a bulge in supply of tax-exempt debt. Second, state and local municipalities were under significant pressures, as large budget gaps added to both the perception and reality of increased credit stress. Third, during these months, economic growth trends appeared to be improving, inflationary concerns heightened, and U.S. Treasury rates, in

QUALITY BREAKDOWN(1) (at November 30, 2011)
AAA rating	5.5%
AA rating	26.4
A rating	39.3
BBB rating	19.4
Non-investment grade	3.0
Non-rated	6.4

(1)	Percentages indicated are based upon total investments (excluding Cash Equivalents).

Ratings shown in the quality breakdown are assigned to individual bonds by taking the higher of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s, Moody’s Investor Services, Inc. or Fitch Ratings, Ltd. If a security is non-rated by any of the three agencies, the bond is designated as non-rated. Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the fund’s Investments does not remove market risk.

4	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

turn, rose. Rates on municipal bonds followed suit. Fourth, in mid-December, a well-publicized banking industry analyst proclaimed that she had evidence that the municipal bond market was headed for a massive fall. These negative headlines combined to put sizable pressure on investor demand for municipal bonds. During this bear market, the municipal bond yield curve, or spectrum of maturities, materially steepened, meaning yields on longer-term maturities rose more than on shorter-term maturities.

From April through September 2011, the municipal bond market enjoyed a rally, driven by several factors. As widely anticipated, issuance of tax-exempt municipal bonds dropped precipitously due to the expiration of the BAB program. Also, while state and local governments still faced stresses, many emerged in the spring with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy, and a consequent flight to quality among investors ensued. Yields on U.S. Treasury securities and on municipal bonds declined dramatically. Finally, voices from many corners of the marketplace refuted the headlined assertions made the preceding December. During these months, the municipal bond yield curve flattened somewhat, meaning the differential in yields between longer-term and shorter-term securities narrowed.

TOP TEN STATES(1) (at November 30, 2011)
California	15.8%
Illinois	13.3
New York	7.1
Minnesota	5.5
Washington	5.3
Louisiana	4.7
Wisconsin	4.4
Texas	3.7
Massachusetts	3.7
Kentucky	3.5

(1)	Percentages indicated are based upon total investments (excluding Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Interestingly, on the national level, Standard & Poor’s affirmed its rating on the United States of America but changed its outlook from Stable to Negative in April. In early August, the ratings agency downgraded the U.S. credit rating to one notch below AAA for the first time in history. Such actions had surprisingly little effect on the municipal bond market. With the Federal Reserve Board (the Fed) continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. As demand for tax-exempt bonds increased and supply remained depressed, rates on AAA-rated municipals moved lower across the yield curve from April through September 2011.

The municipal bond market then took a pause following such a strong, extended rally. Tax-exempt bond supply increased in October and November 2011 because once many state and local budgets had been balanced, issuers sought to take advantage of the low interest rate environment to refund debt for cost savings and/or to initiate new capital projects. While municipal bond mutual funds enjoyed material inflows in the last months of the annual period, which were supportive of market performance, such investor enthusiasm was not enough to offset the negative impact of increased supply. Yields at the long-term end of the municipal bond yield curve rose by approximately 30 basis points from the end of September through the end of November, and the municipal bond yield curve steepened by approximately the same amount. (A basis point is 1/100th of a percentage point.)

For the annual period overall, tax-exempt municipal issuance was down significantly from one year prior, and the municipal bond yield curve remained steep but flattened substantially. Lower quality, higher yielding municipal bonds outperformed their higher quality, lower yielding counterparts, and long-term municipal bonds were the best performing segment of the market.

Given these market conditions, the Fund benefited during the annual period from its significant allocations to bonds rated A and bonds rated BBB across a variety of sectors. As indicated, lower-rated credits materially outperformed higher quality tax-exempt bonds for the fiscal year.

Another positive contributing factor to the Fund’s performance was a significant allocation to hospital bonds, as this was the best performing sector within the Barclays Capital Index during the annual period. Similarly, a sizable position in the education sector helped, as this sector also outpaced the Barclays Capital Index during the annual period.

6	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Effective issue selection within the non-enhanced municipal tobacco bond sector added further value. Having exposure to high yield municipal bonds contributed positively to the Fund’s results as well, especially as we increased the Fund’s allocation to high yield municipal bonds as the annual period progressed. While high yield municipal bonds lagged the Barclays Capital Index for the annual period overall, the market segment, which is not a component of the Barclays Capital Index, rallied strongly in 2011 year-to-date through November 30. Exposure to tender option bond programs* also added to Fund performance, as these securities, primarily high quality higher education securities, performed well and added to the income of the Fund’s portfolio. Having only a modest position in pre-refunded bonds**, which lagged the Barclays Capital Index during the annual period, helped as well.

Further boosting the Fund’s results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the Barclays Capital Index, which hurt when tax-exempt bond rates rose during the first four months and the last two months of the annual period but was more than offset by the positive effect of such positioning during the intermediate six months. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Also, having an emphasis on bonds with maturities of 15 years or longer proved especially effective.

Conversely, detracting from the Fund’s results was having only modest allocations to the transportation and water and sewer sectors, as these were among the best performing sectors within the Barclays Capital Index during the annual period. Also weighing negatively, albeit modestly so, on the Fund’s relative performance was poor issue selection within the hospital sector.

From a sector perspective, we intend to continue to make investment decisions based on relative value analysis, seeking those issues that support our quality and duration strategies and making purchases and sales on an opportunistic basis.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

Changes to the Fund’s portfolio

During the annual period, we increased the Fund’s exposure to bonds rated BBB and below and decreased its allocation to AAA-rated and AA-rated bonds. From a sector perspective, we increased the Fund’s positions in toll facility bonds, airport bonds and state general obligation bonds. We decreased its exposure to bonds in the hospital, education and water and sewer sectors. Such changes were made based on relative value and credit specific analysis.

The Fund maintained a duration longer than the Barclays Capital Index throughout the annual period. However, since the beginning of 2011, we gradually shortened the Fund’s duration by approximately one year. To implement this strategy, we reduced the Fund’s exposure to longer maturity municipal bonds with less than 5% coupons and increased exposure to municipal bonds with a 6% or higher coupon, as these bonds tend to be less price sensitive than lower coupon securities.

Early in December 2010, we closed the last of the Fund’s short Treasury future positions, originally established in April 2010 as a hedge against rising interest rates.

Our future strategy

At the end of November, we viewed the tax-exempt bond market to be, for the most part, in a holding pattern. We currently expect U.S. economic growth to hover around 2% in the first half of 2012. We also currently believe volatility in the broader investment markets will continue given ongoing sovereign debt troubles in Europe and the potential for increasingly heated political debate in advance of the presidential election in the U.S. We also currently feel that municipal bond rates will remain range-bound based on the Fed’s historic move in August when it announced that it would maintain the targeted federal funds rate at its near-zero level through mid-2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date. We also currently do not anticipate any significant changes to fiscal policy until after the November 2012 elections.

Fundamentals within the tax-exempt bond market remained relatively strong at the end of the annual period. At present, we expect further credit downgrades given ongoing budget stresses, but we believe defaults will remain low and limited to individual case-specific instances. State revenues have improved, with six consecutive quarters of positive revenue growth

8	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

through September 30, 2011. Barring a double dip to the economy, we expect this trend in state revenues to continue. Equally important, negative news flow regarding the municipal bond market has subsided dramatically compared to one year ago.

Over the coming months, we expect the municipal bond yield curve to flatten further, as investors reach for yield and as the Fed’s “Operation Twist,” announced in September, supports the long-term end of the U.S. Treasury yield curve. “Operation Twist” is a plan wherein the Fed extends the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spur spending and investment.

Given this view, we currently expect to maintain the Fund’s duration longer than that of the Barclays Capital Index in the months ahead while closely watching for any shifts in monetary and fiscal policy. We also currently intend to continue to selectively add to the Fund’s exposure to lower-rated municipal bonds, as, in our view, spreads, or the differential in yields between these securities and AAA-rated municipal bonds, remained wide on a historical basis at the end of the annual period.

Going forward over the near term, we feel these credit spreads will tighten if supply dwindles and absolute yields remain low as investors seek to add yield to their broad investment portfolios.

From a sector perspective, we currently intend to make investment decisions based on relative value analysis, seeking those issues that support our quality and duration strategies and making purchases and sales on an opportunistic basis. In all, we felt the Fund was well positioned at the end of November based on our view of market conditions ahead. That said, we will, of course, carefully monitor a number of potential variables and will not hesitate to adjust the Fund’s duration, yield curve, credit quality and/or sector positioning accordingly.

As always, an emphasis on individual security selection will remain most important, in our view, to Fund performance in the months ahead, especially with municipal bond supply so low. In turn, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund’s investment objective over the long term. Consistent with the Fund’s investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes (including avoiding bonds with

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

income that is subject to the Alternative Minimum Tax) as possible with only modest risk.

Catherine Stienstra Portfolio Manager

*	Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a “carry trade.”
**	Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value —sometimes significantly.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia AMT-Free Tax-Exempt Bond Fund Class A shares (from 12/1/01 to 11/30/11) as compared to the performance of the Barclays Capital Municipal Bond Index, the Barclays Capital Municipal Bond 3 Plus Year Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at November 30, 2011
	1 year	3 years	5 years	10 years
Columbia AMT-Free Tax-Exempt Bond Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,169	$12,303	$11,540	$14,356
Average annual total return	+1.69%	+7.15%	+2.91%	+3.68%
Barclays Capital Municipal Bond Index(1)
Cumulative value of $10,000	$10,653	$12,741	$12,614	$16,412
Average annual total return	+6.53%	+8.41%	+4.75%	+5.08%
Barclays Capital Municipal Bond 3 Plus Year Index(2)
Cumulative value of $10,000	$10,719	$13,039	$12,731	$16,817
Average annual total return	+7.19%	+9.25%	+4.95%	+5.34%
Lipper General Municipal Debt Funds Index(3)
Cumulative value of $10,000	$10,626	$13,055	$11,985	$15,455
Average annual total return	+6.26%	+9.29%	+3.69%	+4.45%

Results for other classes can be found on page 3.

12	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

(1)

The Barclays Capital Municipal Bond Index, an unmanaged index, is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. The index reflects reinvestment of all distributions and changed in market prices.

(2)

The Barclays Capital Municipal Bond 3 Plus Year Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.

(3)	The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

Effective May 31, 2011, the Fund compares its performance to that of the Barclays Capital Municipal Bond Index (the New Index ), an unmanaged index representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. The New Index replaces the Barclays Capital 3 Plus Year Municipal Bond Index (the Former Index). The Investment Manager recommended that the Fund replace the Former Index with the New Index because it believes the New Index better represents the Fund’s investible universe and investment strategy. Information on both indexes will be included for a one year transition period. After the one year transition period, only the New Index will be included.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

14	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

June 1, 2011 - November 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.30	1,021.06	4.12	4.05	0.80%
Class B	1,000.00	1,000.00	1,048.30	1,017.30	7.96	7.84	1.55%
Class C	1,000.00	1,000.00	1,048.40	1,017.30	7.96	7.84	1.55%
Class Z	1,000.00	1,000.00	1,053.80	1,022.31	2.83	2.79	0.55%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia AMT-Free Tax-Exempt Bond Fund

November 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 93.6%

ALABAMA 0.4%
County of Jefferson Revenue Bonds Series 2004A
01/01/23	5.250%	$1,500,000	$1,331,955
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010
05/01/34	5.800%	1,100,000	1,122,462

Total			2,454,417
ALASKA 1.0%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011
10/01/32	7.500%	3,665,000	3,692,451
10/01/41	7.750%	2,000,000	2,027,140

Total			5,719,591
ARIZONA 1.3%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D
01/01/32	5.375%	1,900,000	1,979,363
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B
06/01/35	5.000%	2,225,000	2,325,259
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01/01/19	5.000%	755,000	755,604
01/01/20	5.000%	580,000	580,336
01/01/21	5.000%	1,000,000	1,000,380
University Medical Center Corp. Revenue Bonds Series 2009
07/01/39	6.500%	1,000,000	1,044,280

Total			7,685,222

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

CALIFORNIA 15.1%
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02/01/33	4.750%	$1,655,000	$1,656,407
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	55,000	72,085
Revenue Bonds Providence Health & Services Series 2008C
10/01/28	6.250%	500,000	566,995
California State Public Works Board Refunding Revenue Bonds Various University of California Projects Series 1993A
06/01/14	5.500%	5,600,000	5,915,336
California State University Revenue Bonds Systemwide Series 2009A
11/01/29	5.250%	3,000,000	3,234,600
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008
08/01/30	4.750%	1,075,000	1,100,854
Golden State Tobacco Securitization Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003A-1
06/01/39	6.750%	750,000	819,330
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009
08/01/33	5.000%	1,250,000	1,329,250
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I
07/01/24	5.000%	1,900,000	2,094,370
07/01/29	5.000%	1,200,000	1,271,364

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

CALIFORNIA (cont.)
Rowland Water District Certificate of Participation Recycled Water Project Series 2008
12/01/39	6.250%	$1,500,000	$1,636,440
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A
05/15/34	5.250%	1,500,000	1,592,040
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08/01/31	6.500%	500,000	508,075
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	6,000,000	4,669,020
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A
08/01/41	7.000%	2,000,000	2,143,620
State of California Unlimited General Obligation Bonds Series 2010
11/01/30	5.250%	1,000,000	1,056,820
Various Purpose Series 2005
06/01/35	4.750%	7,500,000	7,252,500
Series 2007
12/01/32	5.000%	2,000,000	2,030,020
06/01/37	5.000%	1,235,000	1,235,580
12/01/37	5.000%	3,000,000	3,001,530
Series 2009
04/01/31	5.750%	15,000,000	16,493,700
Series 2010
03/01/30	5.250%	1,000,000	1,053,270
03/01/33	6.000%	5,625,000	6,303,769
Series 2011
09/01/41	5.000%	10,000,000	9,937,900
Unlimited General Obligation Refunding Bonds Series 2007
08/01/30	4.500%	5,550,000	5,515,035
Various Purpose Series 2008
04/01/38	5.000%	3,000,000	3,001,410

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

CALIFORNIA (cont.)
Unrefunded Unlimited General Obligation Bonds Series 2004
04/01/29	5.300%	$2,000	$2,059
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996
09/01/17	6.000%	4,125,000	4,553,092

Total			90,046,471
COLORADO 2.9%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12/01/22	4.950%	930,000	699,304
12/01/26	5.000%	465,000	318,474
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005
06/01/23	5.250%	500,000	514,620
Series 2009A
06/01/38	6.125%	2,750,000	2,769,910
E-470 Public Highway Authority Revenue Bonds Series 2010C
09/01/26	5.375%	10,325,000	10,153,812
North Range Metropolitan District No. 1 Prerefunded 12/15/11 Limited General Obligation Bonds Series 2001
12/15/31	7.250%	1,755,000	1,777,060
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12/15/27	5.500%	735,000	662,426
12/15/37	5.500%	820,000	695,959

Total			17,591,565
DISTRICT OF COLUMBIA 0.3%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A
10/01/29	5.000%	1,515,000	1,625,353
FLORIDA 3.1%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005
04/01/34	5.000%	5,685,000	5,462,830

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

FLORIDA (cont.)
Broward County School Board Certificate of Participation Series 2003 (NPFGC)
07/01/24	5.000%	$3,000,000	$3,044,880
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(a)
04/01/20	0.000%	4,360,000	2,980,627
Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G
11/15/32	5.125%	105,000	124,603
Highlands County Health Facilities Authority(b) Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C
11/15/36	5.250%	50,000	59,634
Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010
11/15/33	5.500%	7,000,000	6,783,070
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/14	5.000%	315,000	318,767

Total			18,774,411
GEORGIA 2.8%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC)
08/01/25	5.200%	2,665,000	3,028,639
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/40	6.125%	6,250,000	6,335,875
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A
02/15/45	5.500%	7,500,000	7,548,525

Total			16,913,039

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

HAWAII 0.4%
Hawaii Pacific Health Revenue Bonds Series 2010A
07/01/40	5.500%	$1,500,000	$1,493,490
Series 2010B
07/01/30	5.625%	280,000	286,975
07/01/40	5.750%	370,000	375,483

Total			2,155,948
ILLINOIS 12.6%
Chicago Board of Education Unlimited General Obligation Bonds Series 2011A
12/01/41	5.000%	5,000,000	5,000,000
City of Chicago O’Hare International Airport Revenue Bonds Third Lien Series 2011A
01/01/39	5.750%	1,820,000	1,975,337
City of Chicago Revenue Bonds Asphalt Operating Services- Recovery Zone Facility Series 2010
12/01/18	6.125%	1,000,000	1,029,530
Illinois Finance Authority Refunding Revenue Bonds Augustana College Series 2003A
10/01/22	5.625%	2,500,000	2,515,100
Swedish Covenant Series 2010A
08/15/38	6.000%	2,475,000	2,506,705
Revenue Bonds Northwestern Memorial Hospital Series 2009A
08/15/30	5.750%	3,000,000	3,245,820
Riverside Health System Series 2009
11/15/35	6.250%	1,000,000	1,055,030
Rush University Medical Center Series 2009C
11/01/39	6.625%	2,150,000	2,292,910
Sherman Health System Series 2007A
08/01/37	5.500%	7,700,000	7,255,864
Silver Cross & Medical Centers Series 2009
08/15/38	6.875%	10,700,000	11,222,695

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

ILLINOIS (cont.)
University of Chicago Series 2003A
07/01/25	5.250%	$6,770,000	$7,158,666
Illinois Finance Authority(a) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity
04/15/20	0.000%	13,745,000	11,178,671
Illinois Finance Authority(c)(d) Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11/15/12	5.500%	500,000	5
Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Expansion Series 2002A (NPFGC)
06/15/42	5.250%	4,000,000	3,975,800
Metropolitan Pier & Exposition Authority (a) Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC)
06/15/21	0.000%	1,870,000	1,451,344
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/28	6.000%	5,000,000	5,262,450
State of Illinois Unlimited General Obligation Bonds 1st Series 2001 (AGM)
05/01/26	5.250%	8,500,000	8,525,160

Total			75,651,087
INDIANA 1.9%
Indiana Finance Authority Improvement Refunding Revenue Bonds U.S. Steel Corp. Series 2010
12/01/26	6.000%	5,000,000	4,898,450
Refunding Revenue Bonds Sisters of St. Francis Health Series 2008
11/01/32	5.375%	1,000,000	1,037,640
Revenue Bonds Parkview Health System Series 2009A
05/01/31	5.750%	1,000,000	1,047,860

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

INDIANA (cont.)
State Revolving Fund Program Series 2006A
02/01/25	5.000%	$2,000,000	$2,162,760
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02/15/33	5.000%	1,050,000	1,044,487
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(e)
09/01/37	5.700%	1,050,000	896,637

Total			11,087,834
IOWA 0.4%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C
06/01/39	5.125%	2,425,000	2,427,862
KANSAS 0.5%
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010(a)
06/01/21	0.000%	5,250,000	3,126,323
KENTUCKY 3.3%
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A
07/15/31	6.000%	3,200,000	3,278,880
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B
03/01/40	6.375%	1,700,000	1,778,812
Revenue Bonds Baptist Healthcare System Series 2009A
08/15/27	5.625%	1,000,000	1,089,190
Kings Daughters Medical Series 2010
02/01/40	5.000%	3,700,000	3,677,615
Louisville Arena Subordinated Series 2008A-1 (AGM)
12/01/33	6.000%	800,000	849,416

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

KENTUCKY (cont.)
Owensboro Medical Health System Series 2010A
03/01/45	6.500%	$2,950,000	$3,107,294
Louisville/Jefferson County Metropolitan Government Revenue Bonds Jewish Hospital St. Mary’s Healthcare Series 2008
02/01/27	5.750%	6,000,000	6,162,240

Total			19,943,447
LOUISIANA 4.4%
City of New Orleans Unlimited General Obligation Refunding Bonds Capital Appreciation Series 1991 (AMBAC)(a)
09/01/12	0.000%	6,250,000	6,161,687
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2
11/01/35	6.500%	1,750,000	1,826,213
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06/01/16	5.000%	1,500,000	1,605,180
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/40	6.500%	4,600,000	4,836,394
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B
05/15/30	5.500%	5,590,000	5,595,478
05/15/39	5.875%	6,540,000	6,540,327

Total			26,565,279
MARYLAND 0.2%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008
06/01/33	5.750%	400,000	413,344
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008
01/01/33	5.750%	875,000	882,534

Total			1,295,878

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

MASSACHUSETTS 2.7%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01/01/27	5.500%	$1,500,000	$1,707,195
01/01/28	5.500%	1,500,000	1,685,040
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2005A
07/01/31	5.000%	2,000,000	2,308,260
Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P
05/15/59	6.000%	675,000	752,949
Broad Institute Series 2011A
04/01/37	5.250%	5,000,000	5,217,100
Massachusetts Health & Educational Facilities Authority Prerefunded 07/15/12 Revenue Bonds Harvard University Series 2002F
07/15/37	5.125%	410,000	422,464
Revenue Bonds Milford Regional Medical Series 2007E
07/15/37	5.000%	2,200,000	1,888,194
Unrefunded Revenue Bonds Harvard University Series 2002
07/15/37	5.125%	1,790,000	1,828,485
Massachusetts State Water Pollution Abatement Unrefunded Revenue Bonds Pool Program Series 2004-10
08/01/34	5.000%	570,000	588,058

Total			16,397,745
MICHIGAN 0.8%
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2003A (NPFGC)
07/01/21	5.000%	1,350,000	1,367,914
Michigan Municipal Bond Authority Revenue Bonds School District City of Detroit Series 2005 (AGM)
06/01/19	5.000%	1,500,000	1,558,560

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

MICHIGAN (cont.)
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund)
05/01/24	5.000%	$1,600,000	$1,694,080

Total			4,620,554
MINNESOTA 5.2%
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	2,000,000	2,041,640
City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/22	5.000%	2,605,000	2,658,142
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/23	6.375%	1,000,000	1,134,420
11/15/32	6.750%	1,000,000	1,107,320
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/47	6.500%	5,000,000	5,040,400
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	2,350,000	2,388,822
Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/30	5.750%	800,000	824,232
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	2,134,807	2,234,012
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2
10/01/40	6.000%	2,250,000	2,399,535

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

MINNESOTA (cont.)
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/35	6.350%	$1,000,000	$1,053,640
03/01/40	6.500%	700,000	740,159
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/22	5.250%	1,185,000	1,237,341
05/15/36	5.250%	2,180,000	2,130,056
Healtheast Project Series 2005
11/15/30	6.000%	5,000,000	5,008,550
Tobacco Securitization Authority Refunding Revenue Bonds Tobacco Settlement Series 2011B
03/01/31	5.250%	1,000,000	1,010,190

Total			31,008,459
MISSISSIPPI 0.5%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A
05/01/24	4.700%	1,250,000	1,287,525
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC)
12/01/37	5.850%	1,535,000	1,689,513

Total			2,977,038
MISSOURI 3.0%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010
05/01/38	6.650%	5,000,000	5,057,800
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11/01/25	6.000%	1,000,000	1,020,320
City of St Louis Airport Revenue Bonds Lambert-St. Louis International Series 2009A-1
07/01/34	6.625%	5,000,000	5,399,400

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

MISSOURI (cont.)
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05/15/39	8.250%	$3,000,000	$3,114,210
Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011(f)
05/01/31	5.250%	500,000	497,570
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC)
01/01/20	5.000%	2,000,000	2,114,020
Missouri State Health & Educational Facilities Authority Revenue Bonds Lutheran Senior Services Series 2011
02/01/41	6.000%	650,000	651,300

Total			17,854,620
NEBRASKA 1.3%
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children’s Hospital Series 2008
08/15/31	6.125%	2,250,000	2,393,662
Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010
01/01/40	5.625%	875,000	900,410
Elkhorn School District Unlimited General Obligation Bonds Elkhorn Public Schools Series 2009
06/15/28	6.000%	500,000	522,975
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1
07/01/33	6.000%	3,500,000	3,836,455

Total			7,653,502

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

NEVADA 1.4%
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A
07/01/34	5.125%	$4,250,000	$4,335,765
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM)
06/01/24	5.000%	1,000,000	1,059,470
Truckee Meadows Water Authority Refunding Revenue Bonds Series 2006 (AGM)
07/01/32	4.750%	2,925,000	2,935,647

Total			8,330,882
NEW HAMPSHIRE 0.4%
New Hampshire Health & Education Facilities Authority Revenue Bonds Dartmouth-Hitchcock Series 2009
08/01/38	6.000%	2,000,000	2,164,320
NEW JERSEY 0.8%
New Jersey Economic Development Authority Revenue Bonds Cigarette Tax Series 2004
06/15/18	5.625%	1,750,000	1,750,892
MSU Student Housing Project - Provident Series 2010
06/01/31	5.750%	1,000,000	1,025,670
Tobacco Settlement Financing Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/37	6.000%	2,175,000	2,237,749

Total			5,014,311
NEW MEXICO 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A
08/01/32	6.375%	2,165,000	2,416,292

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

NEW YORK 6.7%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009
07/15/30	6.000%	$1,500,000	$1,553,970
City of New York Unlimited General Obligation Bonds Series 2011A-1
08/01/28	5.000%	4,000,000	4,412,440
Subordinated Series 2006J-1
06/01/25	5.000%	1,500,000	1,648,740
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A 10/26/2011
02/15/47	5.750%	6,000,000	6,346,500
Metropolitan Transportation Authority Revenue Bonds Series 2006A
11/15/22	5.000%	2,500,000	2,697,650
Series 2009B
11/15/34	5.000%	500,000	525,430
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01/01/23	5.000%	1,000,000	1,004,860
New York Liberty Development Corp. Refunding Revenue Bonds 4 World Trade Center Project Series 2011
11/15/44	5.000%	2,500,000	2,483,950
New York State Dormitory Authority Personal Income Tax Revenue Bonds Education Series 2006C
12/15/31	5.000%	4,250,000	4,488,127
Revenue Bonds Columbia University Series 2007C
07/01/29	5.000%	1,250,000	1,358,888
Consolidated City University System 2nd General Series 1993A
07/01/18	5.750%	5,500,000	6,341,885
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B
01/01/29	4.750%	1,500,000	1,558,365

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

NEW YORK (cont.)
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010
12/01/42	6.000%	$5,000,000	$5,225,450
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2
11/01/37	6.125%	650,000	698,204

Total			40,344,459
NORTH CAROLINA 0.3%
City of Charlotte Certificate of Participation Governmental Facilities Projects Series 2003G
06/01/28	5.000%	1,750,000	1,783,478
NORTH DAKOTA 0.3%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006
07/01/25	5.125%	1,500,000	1,484,025
OHIO 1.5%
Cleveland State University Revenue Bonds Series 2004 (NPFGC/FGIC)
06/01/24	5.250%	1,500,000	1,608,165
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A
11/01/35	6.625%	5,000,000	5,140,150
Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A
01/15/39	6.750%	2,300,000	2,394,714

Total			9,143,029
OREGON 0.7%
Oregon Health & Science University Revenue Bonds Series 2009A
07/01/39	5.750%	1,500,000	1,629,345

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

OREGON (cont.)
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2003A
07/01/24	4.800%	$2,580,000	$2,591,017

Total			4,220,362
PENNSYLVANIA 1.9%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women’s Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(a)
10/01/17	0.000%	5,115,000	4,554,140
Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B
11/15/22	5.000%	2,500,000	2,522,650
Northampton County General Purpose Authority Revenue Bonds Saint Luke’s Hospital Project Series 2008A
08/15/28	5.375%	1,000,000	1,002,980
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010
07/01/43	6.000%	750,000	745,740
Pennsylvania Higher Educational Facilties Authority Revenue Bonds Shippensburg University Series 2011
10/01/31	6.000%	2,000,000	2,036,980
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009
04/01/34	6.500%	700,000	744,765

Total			11,607,255
PUERTO RICO —%
Puerto Rico Public Buildings Authority Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I(g)
07/01/33	5.250%	20,000	22,230

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

RHODE ISLAND 0.8%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A
10/01/26	4.650%	$2,000,000	$2,027,520
04/01/33	4.850%	2,985,000	2,993,746

Total			5,021,266
SOUTH CAROLINA 0.6%
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12/01/30	5.250%	2,500,000	2,626,800
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC)
01/01/21	6.250%	1,000,000	1,237,910

Total			3,864,710
TEXAS 3.6%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010
07/01/45	6.200%	1,100,000	1,123,397
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B
04/01/45	6.125%	550,000	566,758
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2011
01/01/41	6.000%	5,580,000	5,610,690
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A
11/15/35	5.250%	2,000,000	2,118,120
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011(f)
08/15/31	5.500%	1,250,000	1,235,075

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

TEXAS (cont.)
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Joint Series 2011C
11/01/26	5.000%	$3,000,000	$3,223,110
Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B
12/01/35	7.250%	2,200,000	2,470,116
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A
05/15/31	6.500%	500,000	534,575
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A
08/15/40	6.700%	800,000	837,128
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Stayton at Museum Way Series 2009A
11/15/44	8.250%	3,000,000	3,057,450
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09/01/29	5.500%	500,000	513,600

Total			21,290,019
VIRGINIA 0.6%
City of Hampton Prerefunded 01/15/13 Revenue Bonds Series 2002 (AMBAC)
01/15/28	5.125%	1,800,000	1,894,842
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005
06/01/26	5.500%	1,300,000	1,435,447

Total			3,330,289

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

WASHINGTON 5.0%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D
07/01/22	5.000%	$2,900,000	$3,255,627
Energy Northwest(a) Refunding Revenue Bonds Capital Appreciation Series 1989B (NPFGC)
07/01/13	0.000%	10,360,000	10,231,225
Washington Health Care Facilities Authority Revenue Bonds Catholic Health Series 2011A
02/01/41	5.000%	6,000,000	5,963,100
Overlake Hospital Medical Center Series 2010
07/01/30	5.500%	3,000,000	3,055,290
Swedish Health Services Series 2009A
11/15/33	6.500%	2,930,000	3,069,878
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009
10/01/40	5.625%	1,050,000	1,069,551
Washington State Housing Finance Commission Revenue Bonds Skyline At First Hill Project Series 2007A
01/01/38	5.625%	5,000,000	3,232,200

Total			29,876,871
WEST VIRGINIA 0.2%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(b)
12/01/38	5.375%	900,000	922,914
WISCONSIN 4.2%
Badger Tobacco Asset Securitization Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/27	6.125%	475,000	488,941

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	25

Portfolio of Investments (continued)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)

WISCONSIN (cont.)
State of Wisconsin Revenue Bonds Series 2009A
05/01/33	5.750%	$3,000,000	$3,309,750
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B
08/15/25	5.125%	4,310,000	4,127,041
Revenue Bonds Aurora Health Care, Inc. Series 2010A
04/15/39	5.625%	1,400,000	1,414,322
Medical College of Wisconsin Series 2008A
12/01/35	5.250%	3,600,000	3,667,536
Prohealth Care, Inc. Obligation Group Series 2009
02/15/39	6.625%	5,300,000	5,715,679
Riverview Hospital Association Series 2008
04/01/38	5.750%	6,000,000	6,123,840

Total			24,847,109
WYOMING 0.1%
Wyoming Municipal Power Agency, Inc. Revenue Bonds Series 2009A
01/01/36	5.000%	$700,000	$716,317
Total Municipal Bonds
(Cost: $529,991,276)			$559,975,783

Municipal Bonds Held in Trust 1.4%
MASSACHUSETTS 0.7%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(e)(h)
11/15/36	5.500%	$4,000,000	$4,492,560
NORTH CAROLINA 0.7%
North Carolina Capital Facilities Finance Agency Revenue Bonds Duke University Project Series 2009B(b)(e)(h)
10/01/38	5.000%	4,000,000	4,278,160
Total Municipal Bonds Held in Trust
(Cost: $8,497,166)			$8,770,720

Issue Description	Coupon Rate	Principal Amount	Value
Floating Rate Notes 1.3%

CONNECTICUT 0.4%
Connecticut Housing Finance Authority Revenue Bonds VRDN Subordinated Series 2009A-9(j)
05/15/39	0.130%	$2,500,000	$2,500,000
MASSACHUSETTS 0.2%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Baystate Medical Center, Inc. VRDN Series 2009 (JPMorgan Chase Bank)(i)
07/01/44	0.110%	1,200,000	1,200,000
MISSOURi 0.2%
Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(i)
12/01/20	0.140%	1,000,000	1,000,000
NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Revenue Bonds Wentworth-Douglass Hospital VRDN Series 2011 (TD Bank)(i)
01/01/31	0.140%	1,000,000	1,000,000
OREGON 0.3%
Yamhill County Hospital Authority Refunding Revenue Bonds Friendsview Manor VRDN Series 2007 (U.S. Bank)(i)
12/01/34	0.140%	1,900,000	1,900,000
Total Floating Rate Notes
(Cost: $7,600,000)			$7,600,000

	Shares	Value
Money Market Funds 1.1%
JPMorgan Tax-Free Money Market Fund, 0.010%(k)	6,382,079	$6,382,079
Total Money Market Funds
(Cost: $6,382,079)		$6,382,079
Total Investments
(Cost: $552,470,521)		$582,728,582
Other Assets & Liabilities, Net		15,413,944
Total Net Assets		$598,142,526

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Zero coupon bond.

(b)	Variable rate security. The interest rate shown reflects the rate as of November 30, 2011.

(c)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at November 30, 2011 was $5, representing less than 0.01% of net assets. Information concerning such security holdings at November 30, 2011 was as follows:

Security	Acquisition Dates	Cost
Illinois Finance Authority	01/13/2011	$356,470
Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.000% 2012

(d)

Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2011, the value of these securities amounted to $5, which represents less than 0.01% of net assets.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the value of these securities amounted to $9,667,357 or 1.62% of net assets.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)

Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At November 30, 2011, the value of these securities amounted to $22,230 or less than 0.01% of net assets.

(h)

The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties, which are included as a liability in the Fund’s Statement of Assets and Liabilities. The liability approximates fair value. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.

(i)

The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on November 30, 2011.

(j)	Interest rate varies to reflect current market conditions; rate shown is the effective rate on November 30, 2011.

(k)	The rate shown is the seven-day current annualized yield at November 30, 2011.

Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	27

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of November 30, 2011:

	Fair Value at November 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$559,975,783	$—	$559,975,783
Municipal Bonds Held in Trust	—	8,770,720	—	8,770,720
Total Bonds	—	568,746,503	—	568,746,503
Short-Term Securities
Floating Rate Notes	—	7,600,000	—	7,600,000
Total Short-Term Securities	—	7,600,000	—	7,600,000
Other
Money Market Funds	6,382,079	—	—	6,382,079
Total Other	6,382,079	—	—	6,382,079
Total	$6,382,079	$576,346,503	$—	$582,728,582

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	29

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value
(identified cost $552,470,521)	$582,728,582
Receivable for:
Investments sold	15,959,880
Capital shares sold	1,791,673
Interest	8,156,726
Prepaid expense	5,133
Total assets	608,641,994
Liabilities
Short-term floating rate notes outstanding	6,000,000
Payable for:
Investments purchased	462
Investments purchased on a delayed delivery basis	1,702,245
Capital shares purchased	507,759
Dividend distributions to shareholders	2,163,537
Investment management fees	6,712
Distribution fees	4,363
Transfer agent fees	18,217
Administration fees	1,133
Other expenses	95,040
Total liabilities	10,499,468
Net assets applicable to outstanding capital stock	$598,142,526

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

November 30, 2011

Represented by
Paid-in capital	$576,690,427
Undistributed net investment income	1,581,668
Accumulated net realized loss	(10,387,630)
Unrealized appreciation (depreciation) on:
Investments	30,258,061
Total — representing net assets applicable to outstanding capital stock	$598,142,526
Net assets applicable to outstanding shares
Class A(a)	$584,728,470
Class B	$3,543,996
Class C	$9,685,921
Class Z	$184,139
Shares outstanding
Class A	153,268,439
Class B	928,940
Class C	2,537,933
Class Z	48,325
Net asset value per share
Class A	$3.82
Class B	$3.82
Class C	$3.82
Class Z	$3.81

(a)	The maximum offering price per share for Class A is $4.01. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	31

Statement of Operations (continued)

Year ended November 30, 2011

Net investment income
Income:
Interest	$31,660,536
Expenses:
Investment management fees	2,421,470
Distribution fees
Class A	1,440,043
Class B	54,308
Class C	90,240
Transfer agent fees
Class A	328,352
Class B	3,146
Class C	5,124
Class Z	74
Administration fees	408,892
Compensation of board members	18,821
Custodian fees	10,675
Printing and postage fees	42,485
Registration fees	48,854
Professional fees	40,975
Interest expense	73,039
Other	9,795
Total expenses	4,996,293
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(153,083)
Total net expenses	4,843,210
Net investment income	26,817,326
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,270,647
Futures contracts	265,854
Net realized gain	3,536,501
Net change in unrealized appreciation (depreciation) on:
Investments	7,001,427
Futures contracts	29,638
Net change in unrealized appreciation	7,031,065
Net realized and unrealized gain	10,567,566
Net increase in net assets resulting from operations	$37,384,892

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended November 30,	2011	2010(a)
Operations
Net investment income	$26,817,326	$28,872,775
Net realized gain	3,536,501	5,950,285
Net change in unrealized appreciation (depreciation)	7,031,065	(2,545,836)
Net increase in net assets resulting from operations	37,384,892	32,277,224
Distributions to shareholders from:
Net investment income
Class A	(26,104,051)	(27,862,150)
Class B	(206,481)	(431,703)
Class C	(341,529)	(334,557)
Class Z	(6,156)	(20)
Total distributions to shareholders	(26,658,217)	(28,628,430)
Increase (decrease) in net assets from share transactions	(46,637,309)	(37,879,060)
Total decrease in net assets	(35,910,634)	(34,230,266)
Net assets at beginning of year	634,053,160	668,283,426
Net assets at end of year	$598,142,526	$634,053,160
Undistributed net investment income	$1,581,668	$1,434,432

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to November 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	33

Statement of Changes in Net Assets (continued)

Year ended November 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	9,899,083	36,835,091	12,477,864	47,221,953
Distributions reinvested	5,374,885	19,856,715	5,405,727	20,458,575
Redemptions	(26,967,535)	(98,808,680)	(26,479,416)	(100,024,802)
Net decrease	(11,693,567)	(42,116,874)	(8,595,825)	(32,344,274)
Class B shares
Subscriptions	53,420	197,819	146,645	554,015
Distributions reinvested	49,852	182,999	98,280	371,489
Redemptions(b)	(1,163,575)	(4,312,419)	(2,199,763)	(8,342,565)
Net decrease	(1,060,303)	(3,931,601)	(1,954,838)	(7,417,061)
Class C shares
Subscriptions	523,986	1,967,630	908,820	3,445,158
Distributions reinvested	83,999	310,410	78,959	299,046
Redemptions	(835,356)	(3,035,506)	(493,712)	(1,864,429)
Net increase (decrease)	(227,371)	(757,466)	494,067	1,879,775
Class Z shares
Subscriptions	90,533	328,003	644	2,500
Distributions reinvested	187	707	—	—
Redemptions	(43,039)	(160,078)	—	—
Net increase	47,681	168,632	644	2,500
Total net decrease	(12,933,560)	(46,637,309)	(10,055,952)	(37,879,060)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to November 30, 2010.
(b)	Includes conversions of Class B to Class A shares. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Nov. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$3.74	$3.72	$3.37	$3.79	$3.90
Income from investment operations:
Net investment income	0.17	0.17	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.08	0.01	0.34	(0.42)	(0.11)
Total from investment operations	0.25	0.18	0.50	(0.27)	0.04
Less distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.15)	(0.15)	(0.15)
Total distributions to shareholders	(0.17)	(0.16)	(0.15)	(0.15)	(0.15)
Net asset value, end of period	$3.82	$3.74	$3.72	$3.37	$3.79
Total return	6.86%	4.99%	15.20%	(7.33% )	1.04%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(b)	0.83%	0.83%	0.82%	0.89%	0.94%
Net expenses after fees waived or expenses reimbursed (including interest expense)(b)(c)	0.80%	0.80%	0.79%	0.86%	0.91%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.82%	0.82%	0.82%	0.82%	0.82%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income	4.56%	4.38%	4.30%	4.14%	3.91%
Supplemental data
Net assets, end of period (in thousands)	$584,728	$616,281	$645,167	$583,790	$682,528
Portfolio turnover	30%	23%	29%	37%	51%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)

Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Nov. 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$3.74	$3.72	$3.37	$3.79	$3.90
Income from investment operations:
Net investment income	0.14	0.14	0.13	0.12	0.12
Net realized and unrealized gain (loss)	0.08	0.01	0.35	(0.42)	(0.11)
Total from investment operations	0.22	0.15	0.48	(0.30)	0.01
Less distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.13)	(0.12)	(0.12)
Total distributions to shareholders	(0.14)	(0.13)	(0.13)	(0.12)	(0.12)
Net asset value, end of period	$3.82	$3.74	$3.72	$3.37	$3.79
Total return	6.06%	4.20%	14.32%	(8.02% )	0.28%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(b)	1.58%	1.59%	1.57%	1.64%	1.69%
Net expenses after fees waived or expenses reimbursed (including interest expense)(b)(c)	1.55%	1.56%	1.55%	1.61%	1.66%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.57%	1.58%	1.57%	1.57%	1.57%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.54%	1.55%	1.55%	1.54%	1.54%
Net investment income	3.83%	3.61%	3.53%	3.39%	3.11%
Supplemental data
Net assets, end of period (in thousands)	$3,544	$7,435	$14,671	$19,622	$26,465
Portfolio turnover	30%	23%	29%	37%	51%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)

Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

	Year ended Nov. 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$3.74	$3.72	$3.37	$3.79	$3.90
Income from investment operations:
Net investment income	0.14	0.14	0.13	0.12	0.12
Net realized and unrealized gain (loss)	0.08	0.02	0.35	(0.42)	(0.11)
Total from investment operations	0.22	0.16	0.48	(0.30)	0.01
Less distributions to shareholders from:
Net investment income	(0.14)	(0.14)	(0.13)	(0.12)	(0.12)
Total distributions to shareholders	(0.14)	(0.14)	(0.13)	(0.12)	(0.12)
Net asset value, end of period	$3.82	$3.74	$3.72	$3.37	$3.79
Total return	6.07%	4.21%	14.33%	(8.02% )	0.28%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(b)	1.58%	1.59%	1.57%	1.64%	1.69%
Net expenses after fees waived or expenses reimbursed (including interest expense)(b)(c)	1.55%	1.55%	1.54%	1.61%	1.66%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.57%	1.58%	1.57%	1.57%	1.57%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.54%	1.54%	1.54%	1.54%	1.54%
Net investment income	3.81%	3.63%	3.55%	3.35%	3.14%
Supplemental data
Net assets, end of period (in thousands)	$9,686	$10,335	$8,446	$5,593	$4,745
Portfolio turnover	30%	23%	29%	37%	51%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)

Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Nov. 30,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$3.73	$3.88
Income from investment operations:
Net investment income	0.18	0.03
Net realized and unrealized gain (loss)	0.08	(0.15)
Total from investment operations	0.26	(0.12)
Less distributions to shareholders from:
Net investment income	(0.18)	(0.03)
Total distributions to shareholders	(0.18)	(0.03)
Net asset value, end of period	$3.81	$3.73
Total return	7.15%	(3.09% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	0.57%	0.49%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(d)	0.55%	0.49%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.56%	0.48%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.54%	0.48%
Net investment income	4.76%	4.68%
Supplemental data
Net assets, end of period (in thousands)	$184	$2
Portfolio turnover	30%	23%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to November 30, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)

Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

November 30, 2011

Note	1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSourceTax-Exempt Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

40	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at November 30, 2011

At November 30, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended November 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$265,854

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$29,638

Volume of Derivative Instruments for the Year Ended November 30, 2011

Contracts Opened
Futures Contracts	—

42	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at November 30, 2011 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended November 30, 2011, the average value of short-term floating rate notes outstanding was $9,331,731 and the average interest rate and fees related to these short-term floating rate notes was 0.78%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and

44	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.41% to 0.25% as the Fund’s net assets increase. The effective management fee rate for the year ended November 30, 2011 was 0.41% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended November 30, 2011 was 0.07% of the Fund's average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended November 30, 2011, other expenses paid to this company were $3,101.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the

46	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended November 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.06%
Class B	0.06
Class C	0.06
Class Z	0.06

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the Year ended November 30, 2011, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $311,000 and $79,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $309,131 for Class A, $3,134 for Class B and $1,016 for Class C shares for the year ended November 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective February 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Prior to February 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.55
Class C	1.54
Class Z	0.54

48	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended November 30, 2011, these differences are primarily due to differing treatments for futures contracts, market discount/premium and interest on bonds. To the extent these differences are permanent; reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(11,873)
Accumulated net realized loss	11,873

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended November 30,	2011	2010
Ordinary income	$26,658,217	$28,628,430
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,405,894
Undistributed accumulated long-term gain	—
Accumulated realized loss	(7,750,189)
Unrealized appreciation	28,959,931

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

At November 30, 2011, the cost of investments for federal income tax purposes was $553,418,609 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$32,390,813
Unrealized depreciation	$(3,080,840)
Net unrealized appreciation	$29,309,973

The following capital loss carryforward, determined at November 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$7,750,189

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended November 30, 2011, $2,477,634 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $161,845,990 and $236,679,157, respectively, for the year ended November 30, 2011.

50	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Note	6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended November 30, 2011.

Note	7. Significant Risks

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

determines that the issuers do not comply with relevant tax requirements, interest payments from such issuers’ securities could become federally taxable, possibly retroactively to the date the securities were issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result and pay any federal income tax on the interest earned from such securities in your Fund account.

Note 8.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above regarding the credit facility extension, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9.	Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010,

52	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

54	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia AMT-Free Tax-Exempt Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	55

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia AMT-Free Tax-Exempt Bond Fund of the Columbia Funds Series Trust II at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 20, 2012

56	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended November 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-interest Dividends	99.25%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the calendar year ended December 31, 2011 are listed below.

Alabama	0.428%
Alaska	0.480
Arizona	1.520
Arkansas	0.057
California	15.109
Colorado	3.340
Connecticut	0.303
Delaware	0.000
District of Columbia	0.231
Florida	3.427
Georgia	3.407
Hawaii	0.384
Idaho	0.000
Illinois	12.595
Indiana	2.134
Iowa	0.382
Kansas	0.551
Kentucky	3.693
Louisiana	4.682
Maine	0.000
Maryland	0.589

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	57

Federal Income Tax Information (continued)

Massachusetts	3.987%
Michigan	0.695
Minnesota	5.261
Mississippi	0.475
Missouri	4.556
Montana	0.000
Nebraska	1.582
Nevada	1.782
New Hampshire	0.773
New Jersey	1.009
New Mexico	0.445
New York	4.823
North Carolina	1.142
North Dakota	0.393
Ohio	2.427
Oklahoma	0.000
Oregon	0.731
Pennsylvania	1.609
Puerto Rico	0.003
Rhode Island	0.758
South Carolina	0.775
South Dakota	0.000
Tennessee	0.000
Texas	3.227
Utah	0.001
Vermont	0.000
Virginia	0.512
Virgin Island	0.000
Washington	5.001
West Virginia	0.154
Wisconsin	4.456
Wyoming	0.111
Total	100.000%

58	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

60	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

62	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010) Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

64	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, from August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC – January 2006-April 2010

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 43	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

66	COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2011 ANNUAL REPORT	67

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6310 AJ (1/12)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for the prior fiscal year includes fees paid by three series that were re-domiciled into the registrant on March 7, 2011. In addition, for one series of the registrant, the Board of Directors approved a proposal to change the year end of the series from December 31 to November 30. Accordingly, prior fiscal year comparative information for this series represents fiscal year ended December 31, 2010.

(a)	Audit Fees. The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $68,861                                 2010: $68,861

(b)	Audit-Related Fees. The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $3,351                                 2010: $6,638

The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review and review of yield calculations were as follows:

2011: $185,800                                 2010: $0

(c)	Tax Fees. The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $6,922                                 2010: $10,512

The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $131,443                                 2010: $95,840

(d)	All Other Fees. The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0                                 2010: $0

The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0                                 2010: $0

(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended November 30 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,860,956	2010: $2,892,951

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	January 20, 2012

By	/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date	January 20, 2012